UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01241
Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260

(Registrant’s Telephone Number)
August 31

Date of Fiscal Year End
August 31, 2010

Date of Reporting Period

Item 1. Reports to Stockholders

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Asian Small Companies Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Christopher Darling
Co-Portfolio Manager
•	Global equity markets posted mixed results for the year ending August 31, 2010. Ongoing concerns about sovereign debt and currency devaluation sent investors to the sidelines in Europe, both in the developed and emerging markets segments. Regional Asia-Pacific and non-European emerging markets fared significantly better on the back of increased consumer spending and foreign investment. The euro continued to weaken versus the U.S. dollar, but the Japanese yen appreciated versus the dollar as an alternative safe-haven currency.

Ng Guan Mean, CFA
Co-Portfolio Manager
•	Following consecutive quarters of solid returns for European equities, many markets shifted gears in the second quarter of 2010 and posted negative returns, as the $1 trillion loan package set forth by the European Union to end the region’s sovereign debt crisis failed to overcome extreme investor pessimism. Foreign equities in the developed world, as represented by the MSCI Europe, Australasia, Far East (EAFE) Index, lost 2.34% for the year, and the FTSE Eurotop Index lost 4.23%.

•	With the exception of Japan, Asian markets fared much better on balance for the year ending August 31, 2010. In China, the MSCI Golden Dragon Index posted an 11.95% gain for the year, as economic growth and a change in policy direction led to higher wages — and higher prices — boosting consumer spending and equity prices, but also raising the specter of inflation. India was another big story during the year, with stocks rallying on strong foreign investment, leading to a 22.95% gain for the Bombay Stock Exchange 100 Index. Emerging markets, while volatile, also showed strength relative to developed markets, with the MSCI Emerging Markets Index finishing up 18.02% for the year.
Management Discussion
•	For the year ending August 31, 2010, the Fund[1] underperformed its benchmark, the MSCI All Country Asia ex Japan Small Cap Index[2] (the Index), and outperformed the average return of funds in its Lipper peer group.

•	Equity markets in Asia, not including Japan, continued to demonstrate growth, ending the year with solid gains — although under very volatile circumstances. On average, India was the strongest regional market in the Index for the period, and in China, economic data and proactive fiscal policies continued to point to a broadening recovery, although the government started credit tightening earlier than expected and wage inflation became a concern.

•	During the period under review, the Fund’s stock selection in China detracted from performance relative to the Index, while stock selection in Indonesia, Taiwan and South Korea supported performance. In

Total Return Performance
8/31/09 – 8/31/10

Class A3	15.49%
Class B3	14.86
MSCI All Country Asia ex Japan Small Cap Index[2]	26.30
Lipper Pacific Region Funds Average[2]	6.35

See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Asian Small Companies Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Absent expense reductions and waivers by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Asian Small Companies Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
terms of sectors, stock selection in industrials, consumer discretionary, energy and financials was positive, while selection in information technology and telecoms detracted.

•	The erratic performance of economic data in the Asia region over the past year has created volatile, directionless markets. Growth momentum was clearly slowing, but the pace varied from market to market. While China and India appeared to remain fairly resilient at period end, export-sensitive markets such as Taiwan and Korea, saw a sharper slowdown, while others such as Singapore remained vulnerable. While equity markets to some extent discounted this deceleration, management remained cautious near term, but continued to look for buying opportunities on weakness or on any resumption of quantitative easing in the U.S., which could have a significant impact on Asian equity markets.
Portfolio Composition

Top 10 Holdings[1]
By net assets

Singapore Airport Terminal Services, Ltd.	3.9%
Ezion Holdings, Ltd.	3.7
China Automation Group, Ltd.	3.4
CDL Hospitality Trusts	3.1
MobileOne, Ltd.	2.8
Bangkok Life Assurance PCL NVDR	2.5
Vinda International Holdings, Ltd.	2.3
China Minzhong Food Corp, Ltd.	2.3
Pegatron Corp.	2.3
AKR Corporindo Tbk PT	2.2

[1]	Top 10 Holdings represented 28.5% of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.

[2]	As a percentage of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Asian Small Companies Fund as of August 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI All Country Asia ex Japan Small Cap Index, an unmanaged index representing the small-cap segment of Asia, excluding Japan. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI All Country Asia ex Japan Small Cap Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B
Share Class Symbol	EVASX	EBASX

Average Annual Total Returns (at net asset value)
One Year	15.49%	14.86%
Five Years	3.67	3.12
Ten Years	8.50	7.89
Life of Fund†	15.91	10.38

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	8.88%	9.86%
Five Years	2.45	2.83
Ten Years	7.86	7.89
Life of Fund†	15.32	10.38

†	Inception dates: Class A: 3/1/99; Class B: 10/8/99

[1]	Total returns are presented on an average annual basis. Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. Absent expense reductions and waivers by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B

Gross Expense Ratio	2.85%	3.35%
Net Expense Ratio	2.70	3.20

[2]	Source: Prospectus dated 1/1/10. Net Expense Ratio reflects contractual expense reductions, one (0.10%) of which continues through December 31, 2010 and may be changed or terminated at any time thereafter and another (0.05%) which may not be terminated without shareholder approval. Without these reductions performance would have been lower.

*	Source: MSCI Inc., Lipper Inc. Class A of the Fund commenced operations on 3/1/99.

A $10,000 hypothetical investment at net asset value in Class B shares on 8/31/00 would have been valued at $21,374 on 8/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of foreign withholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Asian Small Companies Fund as of August 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010 – August 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Asian Small Companies Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/10)	(8/31/10)	(3/1/10 – 8/31/10)

Actual
Class A	$1,000.00	$1,050.30	$11.16	**
Class B	$1,000.00	$1,046.80	$14.39	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.30	$10.97	**
Class B	$1,000.00	$1,011.10	$14.14	**

*	Expenses are equal to the Fund’s annualized expense ratio of 2.16% for Class A shares and 2.79% for Class B shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent a waiver of expenses by affiliates, expenses would be higher.

4

Eaton Vance Asian Small Companies Fund as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Investment in Asian Small Companies Portfolio, at value (identified cost, $46,768,522)	$49,432,553
Receivable for Fund shares sold	7,219
Receivable from affiliates	8,590

Total assets	$49,448,362

Liabilities

Payable for Fund shares redeemed	$288,109
Payable to affiliates:
Management fee	10,738
Distribution and service fees	20,324
Accrued expenses	54,373

Total liabilities	$373,544

Net Assets	$49,074,818

Sources of Net Assets

Paid-in capital	$59,056,100
Accumulated net realized loss from Portfolio	(11,953,189)
Accumulated distributions in excess of net investment income	(692,124)
Net unrealized appreciation from Portfolio	2,664,031

Total	$49,074,818

Class A Shares

Net Assets	$37,001,514
Shares Outstanding	2,395,167
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.45
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.39

Class B Shares

Net Assets	$12,073,304
Shares Outstanding	793,642
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.21

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $102,199)	$1,316,473
Interest allocated from Portfolio	159
Expenses allocated from Portfolio	(714,971)

Total investment income from Portfolio	$601,661

Expenses

Management fee	$138,661
Distribution and service fees
Class A	175,574
Class B	133,699
Trustees’ fees and expenses	500
Custodian fee	12,329
Transfer and dividend disbursing agent fees	129,175
Legal and accounting services	22,807
Printing and postage	21,164
Registration fees	30,733
Miscellaneous	8,574

Total expenses	$673,216

Deduct —
Reduction and waiver of expenses by affiliates	$90,688

Total expense reductions	$90,688

Net expenses	$582,528

Net investment income	$19,133

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $172,154)	$11,310,594
Foreign currency transactions	(67,432)

Net realized gain	$11,243,162

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $133,102)	$(3,383,008)
Foreign currency	3,006

Net change in unrealized appreciation (depreciation)	$(3,380,002)

Net realized and unrealized gain	$7,863,160

Net increase in net assets from operations	$7,882,293

See notes to financial statements

5

Eaton Vance Asian Small Companies Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment income	$19,133	$381,094
Net realized gain (loss) from investment and foreign currency transactions	11,243,162	(21,913,104)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(3,380,002)	10,576,951

Net increase (decrease) in net assets from operations	$7,882,293	$(10,955,059)

Distributions to shareholders —
From net investment income
Class A	$(1,556,405)	$—
Class B	(419,563)	—
From net realized gain
Class A	—	(5,066,938)
Class B	—	(1,828,064)

Total distributions to shareholders	$(1,975,968)	$(6,895,002)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,597,537	$9,059,694
Class B	1,558,116	1,242,482
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,273,681	3,951,244
Class B	298,682	1,268,015
Cost of shares redeemed
Class A	(17,055,179)	(20,509,952)
Class B	(4,092,962)	(4,081,320)
Net asset value of shares exchanged
Class A	318,737	196,993
Class B	(318,737)	(196,993)
Redemption fees	2,693	1,324

Net decrease in net assets from Fund share transactions	$(10,417,432)	$(9,068,513)

Net decrease in net assets	$(4,511,107)	$(26,918,574)

Net Assets

At beginning of year	$53,585,925	$80,504,499

At end of year	$49,074,818	$53,585,925

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(692,124)	$274,105

See notes to financial statements

6

Eaton Vance Asian Small Companies Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2010		2009		2008	2007	2006

Net asset value — Beginning of year	$13.840		$17.670		$36.150	$26.440	$18.900

Income (Loss) From Operations

Net investment income(1)	$0.026		$0.115		$0.468	$0.182	$0.246
Net realized and unrealized gain (loss)	2.124		(1.900)		(14.502)	9.814	7.297

Total income (loss) from operations	$2.150		$(1.785)		$(14.034)	$9.996	$7.543

Less Distributions

From net investment income	$(0.541)		$—		$(0.262)	$(0.095)	$(0.015)
From net realized gain	—		(2.045)		(4.187)	(0.197)	—

Total distributions	$(0.541)		$(2.045)		$(4.449)	$(0.292)	$(0.015)

Redemption fees(1)	$0.001		$0.000	(2)	$0.003	$0.006	$0.012

Net asset value — End of year	$15.450		$13.840		$17.670	$36.150	$26.440

Total Return(3)	15.49%		(3.82)%		(44.18)%	37.99%	39.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$37,002		$40,429		$61,395	$232,415	$192,929
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.20	%(6)	2.66	%(6)	2.10%	1.99%	2.17%
Net investment income	0.17%		1.02%		1.58%	0.54%	1.00%
Portfolio Turnover of the Portfolio	105%		136%		38%	37%	33%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.11% and 0.10% of average daily net assets for the years ended August 31, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.

See notes to financial statements

7

Eaton Vance Asian Small Companies Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2010		2009		2008	2007		2006

Net asset value — Beginning of year	$13.650		$17.550		$35.930	$26.340		$18.910

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.059)		$0.057		$0.328	$(0.000	)(2)	$0.119
Net realized and unrealized gain (loss)	2.085		(1.912)		(14.453)	9.781		7.300

Total income (loss) from operations	$2.026		$(1.855)		$(14.125)	$9.781		$7.419

Less Distributions

From net investment income	$(0.467)		$—		$(0.071)	$—		$—
From net realized gain	—		(2.045)		(4.187)	(0.197)		—

Total distributions	$(0.467)		$(2.045)		$(4.258)	$(0.197)		$—

Redemption fees(1)	$0.001		$0.000	(2)	$0.003	$0.006		$0.011

Net asset value — End of year	$15.210		$13.650		$17.550	$35.930		$26.340

Total Return(3)	14.86%		(4.31)%		(44.50)%	37.26%		39.29%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,073		$13,157		$19,110	$48,084		$39,904
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.78	%(6)	3.20	%(6)	2.64%	2.52%		2.68%
Net investment income (loss)	(0.39)%		0.52%		1.14%	(0.00	)%(7)	0.49%
Portfolio Turnover of the Portfolio	105%		136%		38%	37%		33%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005 or $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.11% and 0.10% of average daily net assets for the years ended August 31, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.

(7)	Amount is less than (0.005)%.

See notes to financial statements

8

Eaton Vance Asian Small Companies Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (39.5% at August 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $11,278,946 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2017 ($9,993,887) and August 31, 2018 ($1,285,059).

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of August 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

9

Eaton Vance Asian Small Companies Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2010 and August 31, 2009 was as follows:

	Year Ended August 31,
	2010	2009

Distributions declared from:
Ordinary income	$1,975,968	$645
Long-term capital gains	$—	$6,894,357

During the year ended August 31, 2010, accumulated net realized loss was increased by $990,606 and accumulated distributions in excess of net investment income was decreased by $990,606 due to differences between book and tax accounting, primarily for foreign capital gains taxes, investments in passive foreign investment companies (PFICs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,065,843
Capital loss carryforward	$(11,278,946)
Net unrealized appreciation	$231,821

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended August 31, 2010, the management fee was equivalent to 0.25% of the Fund’s average daily net assets and amounted to $138,661. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. In addition,

10

Eaton Vance Asian Small Companies Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Lloyd George and EVM agreed to further reduce the Fund’s total operating expenses by an additional 0.15% (0.10% from April 27, 2009 to May 14, 2010) annually of the Fund’s average daily net assets through December 31, 2011. Thereafter, this expense reduction may be changed or terminated at any time. Such additional reduction is also shared equally by EVM and Lloyd George. Pursuant to these agreements, EVM and Lloyd George were allocated $90,688 in total of the Fund’s operating expenses for the year ended August 31, 2010. The Fund’s distributor also reduced a portion of its fees (See Note 4). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2010, EVM earned $5,443 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,177 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2010. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for one year or less and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. Effective May 19, 2006, the Trustees agreed to a change in the percentage of the Class A Plan pertaining to average net assets attributable to shares which remain outstanding for more than one year from 0.25% to 0.20%, such reduction to continue while the Fund was closed to new investors. The rate change was extended when the Fund reopened to new investors on May 9, 2008 and remains in effect. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% per annum of the Fund’s average daily net assets attributable to Class B shares and are made from Lloyd George’s own resources, not Fund assets. Distribution fees paid or accrued to EVD for the year ended August 31, 2010, prior to reduction as noted below, amounted to $114,141 and $100,274 for Class A and Class B shares, respectively, representing 0.27% and 0.75% of the average daily net assets of Class A and Class B shares, respectively. At August 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $282,000.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan authorizes the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2010, prior to reduction as noted below, amounted to $79,493 and $33,425 for Class A and Class B shares, respectively, representing 0.19% and 0.25% of the average daily net assets for Class A and Class B shares, respectively.

Effective May 14, 2010, EVD has contractually agreed to reduce its distribution and service fees with respect to the Class A Plan such that the Fund’s total Class A distribution and service fees will not exceed 0.30% annually of the average daily net assets attributable to Class A shares. The fee reduction may not be terminated without Trustee or shareholder approval. Pursuant to this agreement, EVD reduced its Class A distribution and service fees by $18,060, or 0.04% of average daily net assets for Class A shares for the year ended August 31, 2010.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at

11

Eaton Vance Asian Small Companies Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2010, the Fund was informed that EVD received approximately $37,000 of CDSCs paid by Class B shareholders, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended August 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,199,046 and $15,520,410, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2010	2009

Sales	496,400	758,950
Issued to shareholders electing to receive payments of distributions in Fund shares	81,281	440,495
Redemptions	(1,125,379)	(1,770,777)
Exchange from Class B shares	20,849	18,338

Net decrease	(526,849)	(552,994)

	Year Ended August 31,
Class B	2010	2009

Sales	102,401	117,856
Issued to shareholders electing to receive payments of distributions in Fund shares	19,270	142,795
Redemptions	(271,012)	(366,571)
Exchange to Class A shares	(21,140)	(18,533)

Net decrease	(170,481)	(124,453)

For the years ended August 31, 2010 and August 31, 2009, the Fund received $2,693 and $1,324, respectively, in redemption fees.

12

Eaton Vance Asian Small Companies Fund as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Asian Small Companies Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Asian Small Companies Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2010

13

Eaton Vance Asian Small Companies Fund as of August 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates $302,690, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $206,965 and recognized foreign source income of $1,418,672.

14

Asian Small Companies Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 84.9%

Security	Shares	Value

China — 24.5%

Electronic Equipment, Instruments & Components — 1.7%

China High Precision Automation Group, Ltd.(1)	3,293,000	$1,742,360
Ju Teng International Holdings, Ltd.	806,000	425,509

		$2,167,869

Food Products — 4.5%

China Minzhong Food Corp, Ltd.(1)	3,065,000	$2,916,894
Uni-President China Holdings, Ltd.	4,584,000	2,731,583

		$5,648,477

Household Durables — 1.0%

Skyworth Digital Holdings, Ltd.	2,508,000	$1,322,125

		$1,322,125

Household Products — 4.4%

Vinda International Holdings, Ltd.	2,848,000	$2,932,482
Youyuan International Holdings, Ltd.(1)	7,978,000	2,533,268

		$5,465,750

Machinery — 3.4%

China Automation Group, Ltd.	6,788,000	$4,299,106

		$4,299,106

Metals & Mining — 2.9%

Real Gold Mining, Ltd.(1)	889,500	$1,339,640
Sino Prosper State Gold Resources Holdings, Ltd.(1)	64,610,000	2,208,580

		$3,548,220

Real Estate Investment Trusts (REITs) — 2.1%

CapitaRetail China Trust	2,848,000	$2,609,781

		$2,609,781

Real Estate Management & Development — 2.8%

KWG Property Holding, Ltd.	2,351,000	$1,605,841
SOHO China, Ltd.	3,004,500	1,935,931

		$3,541,772

Textiles, Apparel & Luxury Goods — 1.7%

Ports Design, Ltd.	847,500	$2,077,654

		$2,077,654

Total China
(identified cost $24,195,331)		$30,680,754

Hong Kong — 0.0%

Textiles, Apparel & Luxury Goods — 0.0%

Peace Mark (Holdings), Ltd.(1)(2)	14,298,000	$0

		$0

Total Hong Kong
(identified cost $3,564,461)		$0

India — 8.9%

Chemicals — 1.8%

United Phosphorus, Ltd.	562,040	$2,200,341

		$2,200,341

Commercial Banks — 1.3%

Allahabad Bank, Ltd.	355,340	$1,593,539

		$1,593,539

Consumer Finance — 1.0%

Shriram Transport Finance Co., Ltd.	82,860	$1,263,388

		$1,263,388

Diversified Consumer Services — 1.5%

Everonn Education, Ltd.	155,140	$1,878,326

		$1,878,326

IT Services — 1.3%

Infinite Computer Solutions India, Ltd.(1)	471,284	$1,597,175

		$1,597,175

Metals & Mining — 0.9%

Adhunik Metaliks, Ltd.	500,440	$1,174,663

		$1,174,663

See notes to financial statements

15

Asian Small Companies Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Pharmaceuticals — 1.1%

Aurobindo Pharma, Ltd.	63,650	$1,403,421

		$1,403,421

Total India
(identified cost $9,818,879)		$11,110,853

Indonesia — 4.1%

Food Products — 1.0%

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,231,000	$1,281,490

		$1,281,490

Multiline Retail — 0.9%

Ramayana Lestari Sentosa Tbk PT	12,336,500	$1,149,562

		$1,149,562

Trading Companies & Distributors — 2.2%

AKR Corporindo Tbk PT	20,127,900	$2,744,845

		$2,744,845

Total Indonesia
(identified cost $3,570,509)		$5,175,897

Malaysia — 5.0%

Chemicals — 1.0%

HIL Industries Bhd	5,412,300	$1,314,032

		$1,314,032

Electronic Equipment, Instruments & Components — 0.1%

Notion VTEC Bhd	263,300	$130,900

		$130,900

Tobacco — 0.7%

British American Tobacco Malaysia Bhd	61,000	$872,699

		$872,699

Transportation Infrastructure — 1.7%

PLUS Expressways Bhd	1,631,600	$2,169,387

		$2,169,387

Wireless Telecommunication Services — 1.5%

Digi.com Bhd	232,800	$1,831,529

		$1,831,529

Total Malaysia
(identified cost $5,882,912)		$6,318,547

Philippines — 1.5%

Wireless Telecommunication Services — 1.5%

Globe Telecom, Inc.	104,880	$1,847,834

		$1,847,834

Total Philippines
(identified cost $2,132,393)		$1,847,834

Singapore — 23.2%

Air Freight & Logistics — 2.0%

Singapore Post, Ltd.	2,913,000	$2,451,287

		$2,451,287

Construction & Engineering — 2.2%

PEC, Ltd.(1)	4,127,000	$2,733,867

		$2,733,867

Energy Equipment & Services — 3.7%

Ezion Holdings, Ltd.	10,185,000	$4,603,958

		$4,603,958

Real Estate Investment Trusts (REITs) — 6.7%

Cache Logistics Trust(1)	2,639,000	$1,917,680
CDL Hospitality Trusts	2,643,000	3,904,672
Parkway Life Real Estate Investment Trust	2,227,000	2,599,662

		$8,422,014

Specialty Retail — 2.0%

OSIM International, Ltd.	3,551,000	$2,547,370

		$2,547,370

Transportation Infrastructure — 3.8%

Singapore Airport Terminal Services, Ltd.	2,337,000	$4,817,889

		$4,817,889

See notes to financial statements

16

Asian Small Companies Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 2.8%

MobileOne, Ltd.	2,202,000	$3,531,990

		$3,531,990

Total Singapore
(identified cost $23,258,852)		$29,108,375

South Korea — 2.8%

Containers & Packaging — 1.5%

Lock & Lock Co., Ltd.	64,440	$1,881,157

		$1,881,157

Media — 1.3%

Woongjin Thinkbig Co., Ltd.	81,430	$1,588,375

		$1,588,375

Total South Korea
(identified cost $2,504,033)		$3,469,532

Taiwan — 6.8%

Chemicals — 0.6%

Taiwan Fertilizer Co., Ltd.	229,000	$699,426

		$699,426

Computers & Peripherals — 3.2%

Pegatron Corp.(1)	2,246,000	$2,811,531
Simplo Technology Co., Ltd.	243,210	1,194,863

		$4,006,394

Semiconductors & Semiconductor Equipment — 0.9%

Greatek Electronics, Inc.	1,308,980	$1,199,653

		$1,199,653

Wireless Telecommunication Services — 2.1%

Far EasTone Telecommunications Co., Ltd.	2,025,000	$2,628,185

		$2,628,185

Total Taiwan
(identified cost $6,903,871)		$8,533,658

Thailand — 8.1%

Energy Equipment & Services — 2.0%

Glow Energy PCL(3)	1,730,780	$2,439,127

		$2,439,127

Independent Power Producers & Energy Traders — 3.2%

Electricity Generating PCL(3)	580,400	$1,739,437
Electricity Generating PCL NVDR	93,600	280,515
Ratchaburi Electricity Generating Holding PCL(3)	1,645,600	2,039,763

		$4,059,715

Insurance — 2.6%

Bangkok Life Assurance PCL(3)	90,900	$96,038
Bangkok Life Assurance PCL NVDR	2,937,800	3,103,847

		$3,199,885

Wireless Telecommunication Services — 0.3%

Total Access Communication PCL NVDR	267,700	$398,675

		$398,675

Total Thailand
(identified cost $7,592,353)		$10,097,402

Total Common Stocks
(identified cost $89,423,594)		$106,342,852

Short-Term Investments — 8.9%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/1/10	$11,224	$11,224,243

Total Short-Term Investments
(identified cost $11,224,243)		$11,224,243

Total Investments — 93.8%
(identified cost $100,647,837)		$117,567,095

Other Assets, Less Liabilities — 6.2%		$7,718,629

Net Assets — 100.0%		$125,285,724

See notes to financial statements

17

Asian Small Companies Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

NVDR - Non-Voting Depositary Receipt

PCL - Public Company Ltd.

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

See notes to financial statements

18

Asian Small Companies Portfolio as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Investments, at value (identified cost, $100,647,837)	$117,567,095
Foreign currency, at value (identified cost, $5,386,275)	5,387,062
Dividends and interest receivable	429,028
Receivable for investments sold	3,976,001
Receivable for foreign taxes	40,798

Total assets	$127,399,984

Liabilities

Payable for investments purchased	$1,510,932
Payable to affiliates:
Investment adviser fee	80,445
Administration fee	27,329
Accrued foreign capital gains taxes	342,578
Accrued expenses	152,976

Total liabilities	$2,114,260

Net Assets applicable to investors’ interest in Portfolio	$125,285,724

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$108,705,816
Net unrealized appreciation	16,579,908

Total	$125,285,724

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends (net of foreign taxes, $252,596)	$3,214,572
Interest	391

Total investment income	$3,214,963

Expenses

Investment adviser fee	$1,009,067
Administration fee	336,391
Trustees’ fees and expenses	5,093
Custodian fee	306,383
Legal and accounting services	57,460
Stock dividend tax	6,819
Miscellaneous	10,301

Total expenses	$1,731,514

Deduct —
Reduction of custodian fee	$4

Total expense reductions	$4

Net expenses	$1,731,510

Net investment income	$1,483,453

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $412,184)	$27,058,719
Foreign currency transactions	(164,815)

Net realized gain	$26,893,904

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $326,576)	$(7,965,690)
Foreign currency	6,664

Net change in unrealized appreciation (depreciation)	$(7,959,026)

Net realized and unrealized gain	$18,934,878

Net increase in net assets from operations	$20,418,331

See notes to financial statements

19

Asian Small Companies Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment income	$1,483,453	$2,034,794
Net realized gain (loss) from investment and foreign currency transactions	26,893,904	(36,313,169)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(7,959,026)	18,238,472

Net increase (decrease) in net assets from operations	$20,418,331	$(16,039,903)

Capital transactions —
Contributions	$5,699,045	$26,211,517
Withdrawals	(28,324,405)	(39,970,764)

Net decrease from capital transactions	$(22,625,360)	$(13,759,247)

Net decrease in net assets	$(2,207,029)	$(29,799,150)

Net Assets

At beginning of year	$127,492,753	$157,291,903

At end of year	$125,285,724	$127,492,753

See notes to financial statements

20

Asian Small Companies Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.29%	1.40%	1.22%	1.14%	1.20%
Net investment income	1.10%	2.24%	2.39%	1.42%	2.01%
Portfolio Turnover	105%	136%	38%	37%	33%

Total Return	16.53%	(2.59)%	(43.66)%	39.14%	41.33%

Net assets, end of year (000’s omitted)	$125,286	$127,493	$157,292	$693,827	$488,982

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

21

Asian Small Companies Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2010, Eaton Vance Asian Small Companies Fund held a 39.5% interest in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held a 60.5% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s

22

Asian Small Companies Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of August 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended August 31, 2010, the investment adviser fee was 0.75% of the Portfolio’s average daily net assets and amounted to $1,009,067. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. For the year ended August 31, 2010, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $336,391.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

23

Asian Small Companies Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $131,973,369 and $168,635,399, respectively, for the year ended August 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$104,804,805

Gross unrealized appreciation	$18,928,413
Gross unrealized depreciation	(6,166,123)

Net unrealized appreciation	$12,762,290

The net unrealized depreciation on foreign currency transactions, including foreign capital gains taxes, at August 31, 2010 on a federal income tax basis was $339,350.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2010.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Asian Small Companies Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

At August 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
China	$5,450,162	$25,230,592		$—	$30,680,754
Hong Kong	—	0		0	0
India	—	11,110,853		—	11,110,853
Indonesia	—	5,175,897		—	5,175,897
Malaysia	—	6,318,547		—	6,318,547
Philippines	—	1,847,834		—	1,847,834
Singapore	1,917,680	27,190,695		—	29,108,375
South Korea	—	3,469,532		—	3,469,532
Taiwan	2,811,531	5,722,127		—	8,533,658
Thailand	4,478,890	5,618,512		—	10,097,402

Total Common Stocks	$14,658,263	$91,684,589	*	$0	$106,342,852

Short-Term Investments	$—	$11,224,243		$—	$11,224,243

Total Investments	$14,658,263	$102,908,832		$0	$117,567,095

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

There was no activity in investments valued based on Level 3 inputs during the year ended August 31, 2010 to require a reconciliation of Level 3 assets.

All Level 3 investments held at August 31, 2010 and August 31, 2009 were valued at $0.

25

Asian Small Companies Portfolio as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2010

26

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

27

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Asian Small Companies Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Asian Small Companies Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

28

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. In considering the Fund’s longer-term performance record, the Board noted that the Fund’s performance had improved relative to its peers in recent periods. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered the fact that, in response to inquiries from the Contract Review Committee, the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an additional agreed upon amount, such reduction to be effective May 14, 2010.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

29

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Darling, Kerr, Lloyd George and Ng is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, and “Lloyd George” refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of	Principal Occupation(s)	Number of Portfolios
	with the	Office and	During Past Five Years	in Fund Complex
Name and	Trust and	Length of	and Other Relevant	Overseen By	Other Directorships Held
Date of Birth	the Portfolio	Service	Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 185 registered investment companies and 2 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	185	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	185	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	185	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Chief Financial Officer, Aveon Group, L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	185	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	185	None

30

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of	Principal Occupation(s)	Number of Portfolios
	with the	Office and	During Past Five Years	in Fund Complex
Name and	Trust and	Length of	and Other Relevant	Overseen By	Other Directorships Held
Date of Birth	the Portfolio	Service	Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	185	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	185	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	185	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	185	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Hon. Robert Lloyd George(3) 8/13/52	President of the Portfolio	Since 1996	Chairman and Chief Executive Officer of LGM and Lloyd George. Officer of 4 registered investment companies managed by EVM or BMR.

Christopher Darling(3) 6/9/64	Vice President of the Portfolio	Since 2008	Director of Research of Lloyd George (since 2006). Previously, an equity sales person at Fox-Pitt Kelton in London (2005-2006). Officer of 2 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(3) 8/17/50	Vice President of the Portfolio	Since 1996	Chief Executive Officer of Lloyd George and LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Ng Guan Mean(3) 10/16/74	Vice President of the Portfolio	Since 2008	Portfolio Manager at Lloyd George (since 2007). Previously, a portfolio manager at DBS Asset Management (2006-2007) and an assistant investment manager at The Asia Life Assurance Society Limited (2000-2006). Officer of 1 registered investment company managed by EVM or BMR.

31

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

(3)	The business address for Messrs. Darling, Kerr, Lloyd George and Ng is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Sponsor and Manager of Eaton Vance Asian Small Companies Fund
and Administrator of Asian Small Companies Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Investment Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Asian Small Companies Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

405-10/10	ASSRC

A n n u a l R e p o r t A u g u s t 3 1 , 2 0 1 0 EATON VANCE GREATER CHINA GROWTH FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Greater China Growth Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

     Pamela Chan
  Portfolio Manager
•	Global equity markets posted mixed results for the year ending August 31, 2010. Ongoing concerns about sovereign debt and currency devaluation sent investors to the sidelines in Europe, both in the developed and emerging markets segments. Regional Asia-Pacific and non-European emerging markets fared significantly better on the back of increased consumer spending and foreign investment. The euro continued to weaken versus the U.S. dollar, but the Japanese yen appreciated versus the dollar as an alternative safe-haven currency.
•	Following consecutive quarters of solid returns for European equities, many markets shifted gears in the second quarter of 2010 and posted negative returns, as the $1 trillion loan package set forth by the European Union to end the region’s sovereign debt crisis failed to overcome extreme investor pessimism. Foreign equities in the developed world, as represented by the MSCI Europe, Australasia, Far East (EAFE) Index, lost 2.34% for the year, and the FTSE Eurotop Index lost 4.23%.

•	With the exception of Japan, Asian markets fared much better on balance for the year ending August 31, 2010. In China, the MSCI Golden Dragon Index posted an 11.95% gain for the year, as economic growth and a change in policy direction led to higher wages — and higher prices — boosting consumer spending and equity prices, but also raising the specter of inflation. India was another big story during the year, with stocks rallying on strong foreign investment, leading to a 22.95% gain for the Bombay Stock Exchange 100 Index. Emerging markets, while volatile, also showed strength relative to developed markets, with the MSCI Emerging Markets Index finishing up 18.02% for the year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending August 31, 2010, the Fund[1] underperformed its benchmark, the MSCI Golden Dragon Index[2] (the Index), as well as its Lipper peer group average. Underweightings in both Taiwan and Hong Kong were factors in the Fund’s underperformance, given that both markets were strong performers relative to China. Stock selection within these two markets also detracted from performance. Selection in China was positive, contributing to overall performance.

•	Equity markets in China, Hong Kong and Taiwan continued to demonstrate growth, ending the year with solid gains — although under very volatile circumstances. In China, the largest country weighting for both the Fund and the Index, economic data and proactive fiscal policies continued to point to a broadening recovery, although the government started credit tightening earlier than expected and wage inflation became a concern. Hong Kong’s economic statistics continued to show solid recovery, as a stable

Total Return Performance
8/31/09 – 8/31/10

Class A3	11.19%
Class B3	10.63
Class C3	10.61
Class I3	3.24	*
MSCI Golden Dragon Index[2]	11.95
Lipper China Region Funds Average[2]	13.80

*	Performance is cumulative since share class inception on 10/1/09.

See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Greater China Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. Absent expense reductions and waivers by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

 1

Eaton Vance Greater China Growth Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
labor market and growth in the tourism sector drove strong retail sales. Taiwan, a more export-sensitive market, posted mixed results for the year, especially in its dominant technology sector, with credit tightening and unemployment clouding economic data.

•	Over the year ending August 31, 2010, the Fund’s positioning continued to reflect management’s positive long-term view of domestic demand in China. Consequently, the Fund remained overweight in China, relative to the Index, and underweight in both Hong Kong and Taiwan. On a sector basis, the Fund was overweight in consumer discretionary, materials, consumer staples, health care and industrials, with the Fund’s overweight and stock selection in consumer staples making the largest contribution to Fund performance. The overweight positions in consumer discretionary and health care also supported performance, although stock selection in those sectors was negative on a relative basis. Selection in information technology and financials also detracted from the performance shortfall compared to the Index.

•	The erratic performance of economic data in the greater China region over the past year has created volatile, directionless markets. Growth momentum was clearly slowing, but the pace varied from market to market. While China appeared to remain fairly resilient at period end, export-sensitive Taiwan and Korea saw a sharper slowdown. While equity markets to some extent discounted this deceleration, management remained cautious near term, but continued to look for buying opportunities on weakness or on any resumption of quantitative easing in the U.S., which could have a significant impact on Asian equity markets.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By net assets

China Mobile, Ltd.	4.3%
China Construction Bank, Class H	3.8
Industrial & Commercial Bank of China, Ltd., Class H	3.3
BOC Hong Kong Holdings, Ltd.	2.9
CNOOC, Ltd.	2.9
Hon Hai Precision Industry Co., Ltd.	2.7
China Life Insurance Co., Ltd., Class H	2.7
Li & Fung, Ltd.	2.3
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2
China Shenhua Energy Co., Ltd., Class H	2.2

[1]	Top 10 Holdings represented 29.3% of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.

[2]	As a percentage of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.

 2

Eaton Vance Greater China Growth Fund as of August 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI Golden Dragon Index, an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. The MSCI Golden Dragon Index commenced on September 30, 1996; for the period from 9/30/96 -12/31/00, the MSCI Golden Dragon Index data were calculated using gross dividends, without consideration for taxes; from 12/31/00 — 8/31/10, the Index data were calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/00. The Index line on the chart reflects that adjustment. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI Golden Dragon Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EVCGX	EMCGX	ECCGX	EICGX

Average Annual Total Returns (at net asset value)

One Year	11.19%	10.63%	10.61%	N.A.
Five Years	13.56	13.00	13.00	N.A.
Ten Years	6.91	6.29	6.26	N.A.
Life of Fund†	6.53	5.13	2.82	3.24	% ††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	4.78%	5.63%	9.61%	N.A.
Five Years	12.22	12.75	13.00	N.A.
Ten Years	6.28	6.29	6.26	N.A.
Life of Fund†	6.17	5.13	2.82	3.24	% ††

†	Inception dates: Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93; Class I: 10/1/09

††	Performance is cumulative since share class inception.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% - 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent expense reductions and waivers by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	2.37%	2.87%	2.87%	1.87%
Net Expense Ratio	2.32	2.82	2.82	1.82

[2]	Source: Prospectus dated 1/1/10. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, performance would have been lower.

*	Source: MSCI Inc., Lipper Inc. Class A of the Fund commenced operations on 10/28/92.

A $10,000 hypothetical investment at net asset value in Class B shares on 8/31/00, Class C shares on 8/31/00 and Class I shares on 10/1/09 (commencement of operations) would have been valued at $18,415, $18,364, and $10,324, respectively, on 8/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of foreign withholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

 3

Eaton Vance Greater China Growth Fund as of August 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010 – August 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Greater China Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/10)	(8/31/10)	(3/1/10 – 8/31/10)

Actual
Class A	$1,000.00	$1,021.80	$10.55	**
Class B	$1,000.00	$1,019.70	$13.69	**
Class C	$1,000.00	$1,019.20	$13.69	**
Class I	$1,000.00	$1,024.30	$8.67	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.80	$10.51	**
Class B	$1,000.00	$1,011.60	$13.64	**
Class C	$1,000.00	$1,011.60	$13.64	**
Class I	$1,000.00	$1,016.60	$8.64	**

*	Expenses are equal to the Fund’s annualized expense ratio of 2.07% for Class A shares, 2.69% for Class B shares, 2.69% for Class C shares and 1.70% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent a waiver of expenses by affiliates, expenses would be higher.

4

Eaton Vance Greater China Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Investment in Greater China Growth Portfolio, at value (identified cost, $206,702,146)	$229,440,376
Receivable for Fund shares sold	43,693
Receivable from affiliates	29,769

Total assets	$229,513,838

Liabilities

Payable for Fund shares redeemed	$794,557
Payable to affiliates:
Management fee	49,615
Distribution and service fees	101,298
Accrued expenses	139,264

Total liabilities	$1,084,734

Net Assets	$228,429,104

Sources of Net Assets

Paid-in capital	$197,222,095
Accumulated net realized gain from Portfolio	8,596,946
Accumulated net investment loss	(128,167)
Net unrealized appreciation from Portfolio	22,738,230

Total	$228,429,104

Class A Shares

Net Assets	$149,278,708
Shares Outstanding	7,079,517
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.09
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$22.38

Class B Shares

Net Assets	$28,171,561
Shares Outstanding	1,360,987
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$20.70

Class C Shares

Net Assets	$43,521,815
Shares Outstanding	2,107,295
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$20.65

Class I Shares

Net Assets	$7,457,020
Shares Outstanding	353,605
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.09

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $514,332)	$5,237,829
Interest allocated from Portfolio	294
Miscellaneous income	9,969
Expenses allocated from Portfolio	(3,143,866)

Total investment income	$2,104,226

Expenses

Management fee	$625,429
Distribution and service fees
Class A	728,637
Class B	313,924
Class C	493,682
Trustees’ fees and expenses	500
Custodian fee	28,353
Transfer and dividend disbursing agent fees	543,589
Legal and accounting services	27,876
Printing and postage	55,101
Registration fees	61,295
Miscellaneous	13,699

Total expenses	$2,892,085

Deduct —
Reduction and waiver of expenses by affiliates	$193,897

Total expense reductions	$193,897

Net expenses	$2,698,188

Net investment loss	$(593,962)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$24,531,494
Foreign currency transactions	153,696

Net realized gain	$24,685,190

Change in unrealized appreciation (depreciation) —
Investments	$1,071,419
Foreign currency	(6,160)

Net change in unrealized appreciation (depreciation)	$1,065,259

Net realized and unrealized gain	$25,750,449

Net increase in net assets from operations	$25,156,487

See notes to financial statements

5

Eaton Vance Greater China Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment income (loss)	$(593,962)	$1,583,048
Net realized gain (loss) from investment and foreign currency transactions	24,685,190	(13,409,292)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,065,259	(2,133,450)

Net increase (decrease) in net assets from operations	$25,156,487	$(13,959,694)

Distributions to shareholders —
From net investment income
Class A	$(776,608)	$—
Class B	(25,079)	—
Class C	(40,089)	—
Class I	(53,685)	—
From net realized gain
Class A	(2,168,317)	(20,231,788)
Class B	(429,710)	(3,772,394)
Class C	(678,515)	(5,820,975)
Class I	(77,742)	—

Total distributions to shareholders	$(4,249,745)	$(29,825,157)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$18,922,595	$27,065,790
Class B	3,987,552	4,786,149
Class C	8,205,914	12,379,037
Class I	9,948,874	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,499,518	16,803,507
Class B	383,436	3,157,622
Class C	543,368	4,332,053
Class I	83,873	—
Cost of shares redeemed
Class A	(45,617,234)	(45,618,437)
Class B	(7,060,613)	(5,965,639)
Class C	(17,281,601)	(13,979,243)
Class I	(2,100,356)	—
Net asset value of shares exchanged
Class A	1,361,042	1,007,854
Class B	(1,361,042)	(1,007,854)
Redemption fees	9,570	29,113

Net increase (decrease) in net assets from Fund share transactions	$(27,475,104)	$2,989,952

Net decrease in net assets	$(6,568,362)	$(40,794,899)

	Year Ended	Year Ended
Net Assets	August 31, 2010	August 31, 2009

At beginning of year	$234,997,466	$275,792,365

At end of year	$228,429,104	$234,997,466

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$(128,167)	$1,207,560

See notes to financial statements

6

Eaton Vance Greater China Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$19.280		$23.310	$32.700	$18.010	$14.590

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.015)		$0.164	$(0.090)	$(0.068)	$0.045
Net realized and unrealized gain (loss)	2.199		(1.265)	(7.353)	14.783	3.490

Total income (loss) from operations	$2.184		$(1.101)	$(7.443)	$14.715	$3.535

Less Distributions

From net investment income	$(0.099)		$—	$—	$(0.030)	$(0.117)
From net realized gain	(0.276)		(2.932)	(1.956)	—	—

Total distributions	$(0.375)		$(2.932)	$(1.956)	$(0.030)	$(0.117)

Redemption fees(1)	$0.001		$0.003	$0.009	$0.005	$0.002

Net asset value — End of year	$21.090		$19.280	$23.310	$32.700	$18.010

Total Return(2)	11.19%		(0.09)%	(24.79)%	81.80%	24.38%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$149,279		$157,461	$187,994	$274,135	$131,283
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.17	%(4)	2.32%	2.12%	2.15%	2.35%
Expenses after custodian fee reduction(3)	2.17	%(4)	2.32%	2.12%	2.15%	2.34%
Net investment income (loss)	(0.07)%		0.99%	(0.29)%	(0.28)%	0.27%
Portfolio Turnover of the Portfolio	58%		62%	48%	62%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.03% of average daily net assets for the year ended August 31, 2010). Absent this subsidy, total return would be lower.

See notes to financial statements

7

Eaton Vance Greater China Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$18.970		$23.110	$32.580	$18.010	$14.590

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.133)		$0.081	$(0.240)	$(0.192)	$(0.037)
Net realized and unrealized gain (loss)	2.154		(1.292)	(7.283)	14.757	3.497

Total income (loss) from operations	$2.021		$(1.211)	$(7.523)	$14.565	$3.460

Less Distributions

From net investment income	$(0.016)		$—	$—	$—	$(0.042)
From net realized gain	(0.276)		(2.932)	(1.956)	—	—

Total distributions	$(0.292)		$(2.932)	$(1.956)	$—	$(0.042)

Redemption fees(1)	$0.001		$0.003	$0.009	$0.005	$0.002

Net asset value — End of year	$20.700		$18.970	$23.110	$32.580	$18.010

Total Return(2)	10.63%		(0.63)%	(25.13)%	80.90%	23.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,172		$29,580	$33,850	$48,913	$23,533
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.72	%(4)	2.82%	2.62%	2.65%	2.85%
Expenses after custodian fee reduction(3)	2.72	%(4)	2.82%	2.62%	2.65%	2.84%
Net investment income (loss)	(0.64)%		0.49%	(0.78)%	(0.79)%	(0.22)%
Portfolio Turnover of the Portfolio	58%		62%	48%	62%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.03% of average daily net assets for the year ended August 31, 2010). Absent this subsidy, total return would be lower.

See notes to financial statements

8

Eaton Vance Greater China Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended August 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$18.930		$23.070	$32.520	$17.980	$14.580

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.135)		$0.081	$(0.245)	$(0.190)	$(0.026)
Net realized and unrealized gain (loss)	2.147		(1.292)	(7.258)	14.725	3.482

Total income (loss) from operations	$2.012		$(1.211)	$(7.503)	$14.535	$3.456

Less Distributions

From net investment income	$(0.017)		$—	$—	$—	$(0.058)
From net realized gain	(0.276)		(2.932)	(1.956)	—	—

Total distributions	$(0.293)		$(2.932)	$(1.956)	$—	$(0.058)

Redemption fees(1)	$0.001		$0.003	$0.009	$0.005	$0.002

Net asset value — End of year	$20.650		$18.930	$23.070	$32.520	$17.980

Total Return(2)	10.61%		(0.63)%	(25.12)%	80.87%	23.78%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$43,522		$47,957	$53,948	$79,337	$32,547
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.72	%(4)	2.82%	2.62%	2.65%	2.85%
Expenses after custodian fee reduction(3)	2.72	%(4)	2.82%	2.62%	2.65%	2.84%
Net investment income (loss)	(0.65)%		0.49%	(0.80)%	(0.78)%	(0.15)%
Portfolio Turnover of the Portfolio	58%		62%	48%	62%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.03% of average daily net assets for the year ended August 31, 2010). Absent this subsidy, total return would be lower.

See notes to financial statements

9

Eaton Vance Greater China Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	August 31, 2010(1)

Net asset value — Beginning of period	$20.860

Income (Loss) From Operations

Net investment income(2)	$0.139
Net realized and unrealized gain	0.557

Total income from operations	$0.696

Less Distributions

From net investment income	$(0.191)
From net realized gain	(0.276)

Total distributions	$(0.467)

Redemption fees(2)	$0.001

Net asset value — End of period	$21.090

Total Return(3)	3.24	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,457
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.72	%(7)(8)
Net investment income	0.72	%(7)
Portfolio Turnover of the Portfolio	58	%(9)

(1)	For the period from the commencement of operations, October 1, 2009, to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	The investment adviser to the Portfolio and manager subsidized certain operating expenses (equal to 0.03% of average daily net assets for the period ended August 31, 2010). Absent this subsidy, total return would be lower.

(9)	For the Portfolio’s year ended August 31, 2010.

See notes to financial statements

10

Eaton Vance Greater China Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended August 31, 2010, a capital loss carryforward of $12,849,246 was utilized to offset net realized gains by the Fund.

As of August 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of

11

Eaton Vance Greater China Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2010 and August 31, 2009 was as follows:

	Year Ended August 31,
	2010	2009

Distributions declared from:
Ordinary income	$895,461	$—
Long-term capital gains	3,354,284	29,825,157

During the year ended August 31, 2010, accumulated net realized gain was decreased by $153,696 and accumulated net investment loss was decreased by $153,696 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$8,433,493
Net unrealized appreciation	$22,773,516

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in passive foreign investment companies.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended August 31, 2010, the management fee was equivalent to 0.25% of the Fund’s average daily net assets and amounted to $625,429. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. In addition, effective May 14, 2010, Lloyd George and EVM have agreed to further reduce the Fund’s total operating expenses by an additional 0.10% annually of the Fund’s average daily net assets through December 31, 2011. Thereafter, this expense reduction may be changed or terminated at any time. Such additional reduction is also shared equally by EVM and Lloyd George. Pursuant to these agreements, EVM and Lloyd George were allocated $193,897 in total of the Fund’s operating expenses for the year ended August 31, 2010. The Fund’s distributor also reduced a portion of its fees (see Note 4). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2010, EVM earned $23,962 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $52,526 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2010. EVD

12

Eaton Vance Greater China Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for one year or less and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% and 0.125% per annum of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively, and are made from Lloyd George’s own resources, not Fund assets. Distribution fees paid or accrued to EVD for the year ended August 31, 2010, prior to reduction as noted below, amounted to $486,587, $235,443 and $370,262 for Class A, Class B and Class C shares, respectively, representing 0.30%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At August 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $3,144,000 and $14,826,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plans also authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2010, prior to reduction as noted below, amounted to $331,539, $78,481 and $123,420 for Class A, Class B and Class C shares, respectively, representing 0.20%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

Effective May 14, 2010, EVD has contractually agreed to reduce its distribution and service fees with respect to the Class A Plan such that the Fund’s total Class A distribution and service fees will not exceed 0.30% annually of the average daily net assets attributable to Class A shares. The fee reduction may not be terminated without Trustee or shareholder approval. Pursuant to this agreement, EVD reduced its Class A distribution and service fees by $89,489, or 0.05% of average daily net assets for Class A shares for the year ended August 31, 2010.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended

13

Eaton Vance Greater China Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

August 31, 2010, the Fund was informed that EVD received approximately $100, $69,000 and $13,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended August 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,401,427 and $43,345,356, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2010	2009

Sales	880,345	1,611,394
Issued to shareholders electing to receive payments of distributions in Fund shares	112,947	1,191,738
Redemptions	(2,143,509)	(2,762,361)
Exchange from Class B shares	63,655	61,523

Net increase (decrease)	(1,086,562)	102,294

	Year Ended August 31,
Class B	2010	2009

Sales	187,818	292,159
Issued to shareholders electing to receive payments of distributions in Fund shares	17,580	226,868
Redemptions	(339,064)	(362,260)
Exchange to Class A shares	(64,706)	(62,356)

Net increase (decrease)	(198,372)	94,411

	Year Ended August 31,
Class C	2010	2009

Sales	387,278	742,311
Issued to shareholders electing to receive payments of distributions in Fund shares	24,971	311,883
Redemptions	(838,728)	(859,361)

Net increase (decrease)	(426,479)	194,833

	Period Ended
Class I	August 31, 2010(1)

Sales	449,898
Issued to shareholders electing to receive payments of distributions in Fund shares	3,800
Redemptions	(100,093)

Net increase	353,605

(1)	Class I commenced operations on October 1, 2009.

For the years ended August 31, 2010 and August 31, 2009, the Fund received $9,570 and $29,113, respectively, in redemption fees.

14

Eaton Vance Greater China Growth Fund as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2010

15

Eaton Vance Greater China Growth Fund as of August 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gain dividends.

Qualified Dividend Income. The Fund designates $1,790,580, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $514,332 and recognized foreign source income of $5,752,161.

Capital Gain Dividends. The Fund designates $3,354,284 as a capital gain dividend.

16

Greater China Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.6%

Security	Shares	Value

China — 64.6%

Commercial Banks — 7.1%

China Construction Bank, Class H	10,508,000	$8,721,831
Industrial & Commercial Bank of China, Ltd., Class H	10,474,000	7,649,146

		$16,370,977

Communications Equipment — 1.7%

O-Net Communications Group, Ltd.(1)	6,519,000	$3,980,749

		$3,980,749

Computers & Peripherals — 1.4%

Lenovo Group, Ltd.	5,552,000	$3,206,751

		$3,206,751

Construction Materials — 2.7%

Anhui Conch Cement Co., Ltd., Class H	1,040,000	$3,732,465
BBMG Corp., Class H	1,913,000	2,468,496

		$6,200,961

Diversified Consumer Services — 1.4%

New Oriental Education & Technology Group Inc. ADR(1)	32,400	$3,194,316

		$3,194,316

Diversified Financial Services — 1.4%

China Everbright, Ltd.	1,398,000	$3,113,416

		$3,113,416

Electrical Equipment — 2.6%

China High Speed Transmission Equipment Group Co., Ltd.	1,562,000	$3,509,928
Dongfang Electric Corp, Ltd., Class H	683,400	2,505,335

		$6,015,263

Electronic Equipment, Instruments & Components — 1.0%

Digital China Holdings, Ltd.(1)	1,487,000	$2,326,580

		$2,326,580

Energy Equipment & Services — 1.5%

China Oilfield Services, Ltd., Class H	2,730,000	$3,507,613

		$3,507,613

Food & Staples Retailing — 1.8%

China Resources Enterprise, Ltd.	968,000	$4,053,942

		$4,053,942

Food Products — 3.2%

China Minzhong Food Corp, Ltd.(1)	4,522,000	$4,303,489
China Yurun Food Group, Ltd.	818,000	2,991,952

		$7,295,441

Health Care Equipment & Supplies — 2.0%

China Kanghui Holdings, Inc. ADR(1)	193,100	$2,462,025
Mindray Medical International, Ltd. ADR	78,500	2,119,500

		$4,581,525

Health Care Providers & Services — 0.9%

Sinopharm Group Co., Ltd., Class H	560,800	$2,147,388

		$2,147,388

Household Durables — 0.8%

Skyworth Digital Holdings, Ltd.	3,258,162	$1,717,583

		$1,717,583

Household Products — 1.7%

Vinda International Holdings, Ltd.	3,858,000	$3,972,441

		$3,972,441

Industrial Conglomerates — 1.9%

Beijing Enterprises Holdings, Ltd.	620,000	$4,392,624

		$4,392,624

Insurance — 4.0%

China Life Insurance Co., Ltd., Class H	1,587,000	$6,096,380
Ping An Insurance (Group) Co. of China, Ltd., Class H	355,500	2,982,658

		$9,079,038

See notes to financial statements

17

Greater China Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Internet Software & Services — 1.6%

Tencent Holdings, Ltd.	200,800	$3,710,647

		$3,710,647

Machinery — 2.7%

Lonking Holdings, Ltd.	3,814,000	$3,288,421
Sany Heavy Equipment International Holdings Co., Ltd.	2,181,000	2,901,459

		$6,189,880

Media — 1.0%

Focus Media Holding, Ltd. ADR(1)	121,600	$2,321,344

		$2,321,344

Metals & Mining — 1.1%

Real Gold Mining, Ltd.(1)	1,732,500	$2,609,248

		$2,609,248

Multiline Retail — 1.0%

PCD Stores, Ltd.(1)	7,906,000	$2,230,019

		$2,230,019

Oil, Gas & Consumable Fuels — 5.1%

China Shenhua Energy Co., Ltd., Class H	1,392,000	$5,093,493
CNOOC, Ltd.	3,802,000	6,539,709

		$11,633,202

Paper & Forest Products — 1.6%

Nine Dragons Paper Holdings, Ltd.	2,557,000	$3,540,342

		$3,540,342

Real Estate Management & Development — 3.6%

China Overseas Land & Investment, Ltd.	1,593,040	$3,415,256
China Resources Land, Ltd.	1,460,000	2,804,399
Longfor Properties Co., Ltd.	1,853,000	2,081,164

		$8,300,819

Specialty Retail — 2.2%

Belle International Holdings, Ltd.	2,886,000	$5,089,590

		$5,089,590

Textiles, Apparel & Luxury Goods — 3.3%

Bosideng International Holdings, Ltd.	9,942,000	$3,252,722
Ports Design, Ltd.	1,783,500	4,372,267

		$7,624,989

Wireless Telecommunication Services — 4.3%

China Mobile, Ltd.	971,500	$9,928,940

		$9,928,940

Total China
(identified cost $125,865,851)		$148,335,628

Hong Kong — 14.4%

Chemicals — 1.4%

Huabao International Holdings, Ltd.	2,216,000	$3,210,923

		$3,210,923

Commercial Banks — 2.9%

BOC Hong Kong Holdings, Ltd.	2,552,000	$6,739,504

		$6,739,504

Construction & Engineering — 1.4%

Shui On Construction and Materials, Ltd.	2,658,000	$3,193,078

		$3,193,078

Distributors — 2.3%

Li & Fung, Ltd.	1,032,000	$5,210,804

		$5,210,804

Real Estate Management & Development — 5.4%

Cheung Kong (Holdings), Ltd.	333,000	$4,233,725
Kerry Properties, Ltd.	697,000	3,516,446
Sun Hung Kai Properties, Ltd.	325,331	4,587,928

		$12,338,099

Textiles, Apparel & Luxury Goods — 1.0%

Texwinca Holdings, Ltd.	2,270,000	$2,248,434

		$2,248,434

Total Hong Kong
(identified cost $30,911,377)		$32,940,842

See notes to financial statements

18

Greater China Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Taiwan — 18.6%

Chemicals — 2.0%

Taiwan Fertilizer Co., Ltd.	1,461,000	$4,462,278

		$4,462,278

Computers & Peripherals — 3.0%

Acer, Inc.	1,470,679	$3,462,717
Wistron Corp.	2,207,827	3,458,603

		$6,921,320

Diversified Telecommunication Services — 2.0%

Chunghwa Telecom Co., Ltd.	2,230,654	$4,581,352

		$4,581,352

Electronic Equipment, Instruments & Components — 5.6%

AU Optronics Corp.(1)	2,474,000	$2,126,092
Hon Hai Precision Industry Co., Ltd.	1,757,799	6,197,955
Synnex Technology International Corp.	2,208,357	4,545,105

		$12,869,152

Food Products — 0.6%

Uni-President Enterprises Corp.	1,155,000	$1,334,542

		$1,334,542

Marine — 0.9%

First Steamship Co., Ltd.(1)	1,095,000	$2,082,358

		$2,082,358

Semiconductors & Semiconductor Equipment — 4.5%

MediaTek, Inc.	215,254	$2,932,728
Powertech Technology, Inc.	784,000	2,327,576
Taiwan Semiconductor Manufacturing Co., Ltd.	2,786,839	5,096,426

		$10,356,730

Total Taiwan
(identified cost $44,358,324)		$42,607,732

Total Common Stocks
(identified cost $201,135,552)		$223,884,202

Short-Term Investments — 0.9%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/1/10	$2,077	$2,076,829

Total Short-Term Investments
(identified cost $2,076,829)		$2,076,829

Total Investments — 98.5%
(identified cost $203,212,381)		$225,961,031

Other Assets, Less Liabilities — 1.5%		$3,479,726

Net Assets — 100.0%		$229,440,757

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

See notes to financial statements

19

Greater China Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Investments, at value (identified cost, $203,212,381)	$225,961,031
Foreign currency, at value (identified cost, $3,219,650)	3,216,935
Dividends and interest receivable	691,556

Total assets	$229,869,522

Liabilities

Payable to affiliates:
Investment adviser fee	$146,344
Administration fee	49,717
Accrued expenses	232,704

Total liabilities	$428,765

Net Assets applicable to investors’ interest in Portfolio	$229,440,757

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$206,697,067
Net unrealized appreciation	22,743,690

Total	$229,440,757

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends (net of foreign taxes, $514,333)	$5,237,837
Interest	294

Total investment income	$5,238,131

Expenses

Investment adviser fee	$1,879,784
Administration fee	626,632
Trustees’ fees and expenses	9,015
Custodian fee	530,803
Legal and accounting services	61,855
Stock dividend tax	19,835
Miscellaneous	15,948

Total expenses	$3,143,872

Deduct —
Reduction of custodian fee	$2

Total expense reductions	$2

Net expenses	$3,143,870

Net investment income	$2,094,261

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$24,531,531
Foreign currency transactions	153,696

Net realized gain	$24,685,227

Change in unrealized appreciation (depreciation) —
Investments	$1,071,420
Foreign currency	(6,160)

Net change in unrealized appreciation (depreciation)	$1,065,260

Net realized and unrealized gain	$25,750,487

Net increase in net assets from operations	$27,844,748

See notes to financial statements

20

Greater China Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment income	$2,094,261	$4,009,714
Net realized gain (loss) from investment and foreign currency transactions	24,685,227	(13,409,308)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,065,260	(2,133,437)

Net increase (decrease) in net assets from operations	$27,844,748	$(11,533,031)

Capital transactions —
Contributions	$8,401,427	$37,373,911
Withdrawals	(43,345,356)	(65,699,977)

Net decrease from capital transactions	$(34,943,929)	$(28,326,066)

Net decrease in net assets	$(7,099,181)	$(39,859,097)

Net Assets

At beginning of year	$236,539,938	$276,399,035

At end of year	$229,440,757	$236,539,938

See notes to financial statements

21

Greater China Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.25%	1.21%	1.20%	1.22%	1.29%
Expenses after custodian fee reduction	1.25%	1.21%	1.20%	1.22%	1.28%
Net investment income	0.84%	2.09%	0.63%	0.65%	1.35%
Portfolio Turnover	58%	62%	48%	62%	49%

Total Return	12.21%	1.03%	(24.07)%	83.42%	25.67%

Net assets, end of year (000’s omitted)	$229,441	$236,540	$276,399	$402,653	$187,518

See notes to financial statements

22

Greater China Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2010, Eaton Vance Greater China Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s

23

Greater China Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended August 31, 2010, the investment adviser fee was 0.75% of the Portfolio’s average daily net assets and amounted to $1,879,784. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. For the year ended August 31, 2010, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $626,632.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $140,146,084 and $175,656,234, respectively, for the year ended August 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2010, as determined on a federal income tax basis, were as follows:

24

Greater China Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Aggregate cost	$203,630,635

Gross unrealized appreciation	$35,076,129
Gross unrealized depreciation	(12,745,733)

Net unrealized appreciation	$22,330,396

The net unrealized depreciation on foreign currency transactions at August 31, 2010 on a federal income tax basis was $4,960.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2010.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$5,515,660	$24,121,419		$—	$29,637,079
Consumer Staples	4,303,489	12,352,877		—	16,656,366
Energy	6,539,709	8,601,106		—	15,140,815
Financials	—	55,941,853		—	55,941,853
Health Care	4,581,525	2,147,388		—	6,728,913
Industrials	—	21,873,203		—	21,873,203
Information Technology	3,980,749	39,391,180		—	43,371,929
Materials	—	20,023,752		—	20,023,752
Telecommunication Services	—	14,510,292		—	14,510,292

Total Common Stocks	$24,921,132	$198,963,070	*	$—	$223,884,202

Short-Term Investments	$—	$2,076,829		$—	$2,076,829

Total Investments	$24,921,132	$201,039,899		$—	$225,961,031

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2009 whose fair value was determined using Level 3 inputs.

25

Greater China Growth Portfolio as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Greater China Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Greater China Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater China Growth Portfolio as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2010

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Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Greater China Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Greater China Growth Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

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Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered the fact that, in response to inquiries from the Contract Review Committee, the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an additional agreed upon amount, such reduction to be effective May 14, 2010.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

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Eaton Vance Greater China Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Kerr, Lloyd George and Ms. Chan is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, and “Lloyd George” refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s) with	Office and	Principal Occupation(s)	in Fund Complex
Name and	the Trust and	Length of	During Past Five Years	Overseen By	Other Directorships Held
Date of Birth	the Portfolio	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 185 registered investment companies and 2 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	185	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	185	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	185	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Chief Financial Officer, Aveon Group, L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	185	None

30

Eaton Vance Greater China Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s) with	Office and	Principal Occupation(s)	in Fund Complex
Name and	the Trust and	Length of	During Past Five Years	Overseen By	Other Directorships Held
Date of Birth	the Portfolio	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	185	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	185	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	185	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	185	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	185	None

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Eaton Vance Greater China Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Hon. Robert Lloyd George(3) 8/13/52	President of the Portfolio	Since 1992	Chairman and Chief Executive Officer of LGM and Lloyd George. Officer of 4 registered investment companies managed by EVM or BMR.

Pamela Chan(3) 2/7/57	Vice President of the Portfolio	Since 2002	Director of Lloyd George. Officer of 1 registered investment company managed by EVM or BMR.

William Walter Raleigh Kerr(3) 8/17/50	Vice President of the Portfolio	Since 1992	Chief Executive Officer of Lloyd George and LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

(3)	The business address for Messrs. Kerr and Lloyd George and Ms. Chan is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Investment Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater China Growth Fund
Two International Place
Boston, MA 02110

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

406-10/10	CGSRC

Eaton Vance Investment Managers Annual Report August 31, 2010 EATON VANCE GLOBAL GROWTH FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Global Growth Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll
Eaton Vance Management
Co-Portfolio Manager

Edward R. Allen, III, CFA
Eagle Global Advisors, L.L.C.
Co-Portfolio Manager

Thomas N. Hunt, III, CFA
Eagle Global Advisors, L.L.C.
Co-Portfolio Manager
Economic and Market Conditions
•	Global equity markets posted mixed results for the year ending August 31, 2010. Ongoing concerns about sovereign debt and currency devaluation sent investors to the sidelines in Europe, both in the developed and emerging markets segments. Regional Asia-Pacific and non-European emerging markets fared significantly better on the back of increased consumer spending and foreign investment. The euro continued to weaken versus the U.S. dollar, but the Japanese yen appreciated versus the dollar as an alternative safe-haven currency.
• Following consecutive quarters of solid returns for European equities, many markets shifted gears in the second quarter of 2010 and posted negative returns, as the $1 trillion loan package set forth by the European Union to end the region’s sovereign debt crisis failed to overcome extreme investor pessimism. Foreign equities in the developed world, as represented by the MSCI Europe, Australasia, Far East (EAFE) Index, lost 2.34% for the year, and the FTSE Eurotop Index lost 4.23%.
• With the exception of Japan, Asian markets fared much better on balance for the year ending August 31, 2010. In China, the MSCI Golden Dragon Index posted a 11.95% gain for the year, as economic growth and a change in policy direction led to higher wages – and higher prices – boosting consumer spending and equity prices, but also raising the specter of inflation. India was another big story during the year, with stocks rallying on strong foreign investment, leading to a 22.95% gain for the Bombay Stock Exchange 100 Index. Emerging markets, while volatile, also showed strength relative to developed markets, with the MSCI Emerging Markets Index finishing up 18.02% for the year.
Management Discussion
•	The Fund[1] lost ground for the year ending August 31, 2010, posting a negative return and trailing the results of both its benchmark, the MSCI World Index (the Index), and its Lipper peer group.[2] The Fund came up short of the Index in large measure due to the lagging results of the international portion of the Fund, which did not keep pace with the overall performance of equities in the developed economies outside the U.S.
•	The relative underperformance versus the Index was mainly attributable to stock selection, particularly within the utilities, consumer discretionary, industrials and energy sectors. An average cash position of nearly 5% during the period – in hindsight an overly cautious allocation – also detracted. Conversely, the Fund’s relative results benefited from stock selection in the information technology, financials and health care sectors, as well as from its overall underexposure to financials, the Index’s weakest-performing sector during the period.
Total Return Performance
8/31/09 – 8/31/10

Class A3	- 3.05%
Class B3	- 3.50
Class C3	- 3.47
MSCI World Index[2]	1.54
Lipper Global Multi-Cap Growth Funds Average[2]	8.13

See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Global Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. MSCI World Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an expense reimbursement by the administrator of the Fund and sub-adviser of the Portfolio, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Global Growth Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Consistent with the relative returns of the U.S. and international equity markets during the 12-month period, the Fund’s U.S. portion produced a higher nominal return than that posted by the international (non-U.S.) portion. While the return of the U.S. portion of the Fund was positive, it lagged that of the broad U.S. equity market, as measured by the S&P 500 Index. This relative underperformance was mainly due to stock selection in the electrical equipment, textiles and apparel, and hotels/restaurants and leisure industries. On the plus side, the U.S. portion benefited from an overweighting and stock selection in the wireless telecommunications industry, as well as stock selection in the energy, information technology and health care sectors.
•	The international portion of the Fund did not keep pace with the overall performance of equities in the developed world, as measured by the MSCI EAFE Index. Its relative underperformance was mostly the result of security selection in the consumer discretionary, industrials, utilities and telecommunication services sectors, exacerbated by the generally weak performance of stocks in the euro zone. Conversely, the international portion benefited from security selection in oil/gas and consumable fuels, commercial banks and chemicals.
•	At a special meeting of shareholders of the Fund on October 8, 2010, shareholders approved the reorganization of the Fund into Eaton Vance Multi-Cap Growth Fund. The reorganization is expected to be completed on or about November 5, 2010.
Portfolio Composition
Top 10 Holdings1
By net assets

Novartis AG ADR	2.2%
Nestle SA	1.8
Coinstar, Inc.	1.8
British American Tobacco PLC	1.7
State Street Corp.	1.6
Keppel Corp., Ltd.	1.4
DBS Group Holdings, Ltd.	1.3
FUJIFILM Holdings Corp.	1.3
H.J. Heinz Co.	1.3
BOC Hong Kong Holdings, Ltd.	1.2

[1]	Top 10 Holdings represented 15.6% of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.

Eaton Vance Global Growth Fund as of August 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class B of the Fund with that of the MSCI World Index, an unmanaged index of equity securities in the developed markets. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and the MSCI World Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETIAX	EMIAX	ECIAX

Average Annual Total Returns (at net asset value)
One Year	- 3.05%	- 3.50%	- 3.47%
Five Years	- 1.40	- 1.89	- 1.90
Ten Years	- 3.44	- 3.97	- 3.97
Life of Fund†	5.22	4.74	4.48
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	- 8.64%	- 8.31%	- 4.43%
Five Years	- 2.56	- 2.29	- 1.90
Ten Years	- 4.01	- 3.97	- 3.97
Life of Fund†	4.80	4.74	4.48

†	Inception dates: Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an expense reimbursement by the administrator of the Fund and sub-adviser of the Portfolio, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	2.76%	3.26%	3.26%
Net Expense Ratio	2.01	2.51	2.51

[2]	Source: Prospectus dated 1/1/10. Net Expense Ratio reflects a contractual expense limitation that continues through 12/31/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

*	Source: MSCI Inc. Class A and Class B of the Fund commenced investment operations on 9/18/95.
A $10,000 hypothetical investment at net asset value in Class C shares on 8/31/00 would have been valued at $6,668 on 8/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes.
Country Allocation3

[3]	As a percentage of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Global Growth Fund as of August 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010 — August 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Global Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/10)	(8/31/10)	(3/1/10 – 8/31/10)

Actual
Class A	$1,000.00	$933.30	$9.75	**
Class B	$1,000.00	$931.50	$12.17	**
Class C	$1,000.00	$930.80	$12.17	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.10	$10.16	**
Class B	$1,000.00	$1,012.60	$12.68	**
Class C	$1,000.00	$1,012.60	$12.68	**

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2010. The Example reflects expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to affiliates, the expenses would be higher.

Eaton Vance Global Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Investment in Global Growth Portfolio, at value (identified cost, $49,213,686)	$45,942,528
Receivable for Fund shares sold	10,900
Receivable from affiliates	10,534
Other assets	2,791

Total assets	$45,966,753

Liabilities

Payable for Fund shares redeemed	$57,939
Payable to affiliates:
Management fee	4,947
Distribution and service fees	24,268
Accrued expenses	80,678

Total liabilities	$167,832

Net assets	$45,798,921

Sources of Net Assets

Paid-in capital	$83,770,516
Accumulated net realized loss from Portfolio	(34,733,075)
Accumulated undistributed net investment income	32,638
Net unrealized depreciation from Portfolio	(3,271,158)

Total	$45,798,921

Class A Shares

Net Assets	$36,527,683
Shares Outstanding	2,558,850
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.28
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.15

Class B Shares

Net Assets	$3,203,627
Shares Outstanding	228,953
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.99

Class C Shares

Net Assets	$6,067,611
Shares Outstanding	450,950
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $67,746)	$812,779
Interest allocated from Portfolio	5,741
Securities lending income allocated from Portfolio, net	39,484
Miscellaneous income	49,929
Expenses allocated from Portfolio	(785,521)

Total investment income	$122,412

Expenses

Management fee	$67,493
Distribution and service fees
Class A	212,688
Class B	43,828
Class C	70,648
Trustees’ fees and expenses	500
Custodian fee	11,555
Transfer and dividend disbursing agent fees	156,035
Legal and accounting services	36,822
Printing and postage	30,467
Registration fees	36,432
Miscellaneous	9,547

Total expenses	$676,015

Deduct —
Allocation of expenses to affiliates	$324,086

Total expense reductions	$324,086

Net expenses	$351,929

Net investment loss	$(229,517)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$10,921,278
Foreign currency transactions	(22,017)

Net realized gain	$10,899,261

Change in unrealized appreciation (depreciation) —
Investments	$(11,880,603)
Foreign currency	(9,549)

Net change in unrealized appreciation (depreciation)	$(11,890,152)

Net realized and unrealized loss	$(990,891)

Net decrease in net assets from operations	$(1,220,408)

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment income (loss)	$(229,517)	$174,368
Net realized gain (loss) from investment and foreign currency transactions	10,899,261	(29,009,536)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(11,890,152)	(2,636,780)

Net decrease in net assets from operations	$(1,220,408)	$(31,471,948)

Distributions to shareholders —
From net investment income
Class A	$(462,937)	$(178,934)
Class B	(23,768)	—
Class C	(51,730)	—

Total distributions to shareholders	$(538,435)	$(178,934)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,808,458	$8,182,512
Class B	476,728	589,706
Class C	938,757	929,157
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	424,103	162,915
Class B	19,955	—
Class C	43,095	—
Cost of shares redeemed
Class A	(10,810,023)	(16,886,876)
Class B	(1,208,631)	(2,051,200)
Class C	(1,582,562)	(2,533,497)
Net asset value of shares exchanged
Class A	878,726	2,041,212
Class B	(878,726)	(2,041,212)
Redemption fees	1,091	4,862

Net decrease in net assets from Fund share transactions	$(6,889,029)	$(11,602,421)

Net decrease in net assets	$(8,647,872)	$(43,253,303)

Net Assets

At beginning of year	$54,446,793	$97,700,096

At end of year	$45,798,921	$54,446,793

Accumulated undistributed net investment income included in net assets

At end of year	$32,638	$110,276

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2010		2009		2008		2007		2006

Net asset value — Beginning of year	$14.880		$21.350		$22.300		$17.430		$15.550

Income (loss) from operations

Net investment income (loss)(1)	$(0.049)		$0.057		$0.073	(2)	$(0.067	)(3)	$(0.158)
Net realized and unrealized gain (loss)	(0.387)		(6.477)		(1.027)		4.933		2.038

Total income (loss) from operations	$(0.436)		$(6.420)		$(0.954)		$4.866		$1.880

Less distributions

From net investment income	$(0.164)		$(0.051)		$—		$—		$—

Total distributions	$(0.164)		$(0.051)		$—		$—		$—

Redemption fees(1)	$0.000	(4)	$0.001		$0.004		$0.004		$0.000	(4)

Net asset value — End of year	$14.280		$14.880		$21.350		$22.300		$17.430

Total Return(5)	(3.05)%		(30.00)%		(4.26)%		27.94%		12.09%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$36,528		$42,642		$72,303		$61,973		$49,529
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.00	%(8)	2.00	%(8)	2.13	%(8)	2.33%		2.49	%(8)
Net investment income (loss)	(0.32)%		0.45%		0.32	%(2)	(0.33	)%(3)	(0.95)%
Portfolio Turnover of the Portfolio	142%		155%		124%		94%		186%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.101 per share. Excluding this dividend, the ratio of net investment income (loss) to average daily net assets would have been (0.12)%.

(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.069 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.67)%.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser(s) to the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.60%, 0.75%, 0.07% and 0.04% of average daily net assets for the years ended August 31, 2010, 2009, 2008 and 2006, respectively). A portion of the Fund subsidy was borne by the sub-adviser of the Portfolio for the year ended August 31, 2010.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2010		2009		2008		2007		2006

Net asset value — Beginning of year	$14.580		$20.930		$21.970		$17.260		$15.480

Income (loss) from operations

Net investment loss(1)	$(0.128)		$(0.009)		$(0.040	)(2)	$(0.171	)(3)	$(0.251)
Net realized and unrealized gain (loss)	(0.384)		(6.342)		(1.004)		4.877		2.031

Total income (loss) from operations	$(0.512)		$(6.351)		$(1.044)		$4.706		$1.780

Less distributions

From net investment income	$(0.078)		$—		$—		$—		$—

Total distributions	$(0.078)		$—		$—		$—		$—

Redemption fees(1)	$0.000	(4)	$0.001		$0.004		$0.004		$0.000	(4)

Net asset value — End of year	$13.990		$14.580		$20.930		$21.970		$17.260

Total Return(5)	(3.50)%		(30.34)%		(4.73)%		27.29%		11.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,204		$4,865		$12,770		$21,436		$22,824
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.50	%(8)	2.50	%(8)	2.63	%(8)	2.83%		2.99	%(8)
Net investment loss	(0.84)%		(0.07)%		(0.17	)%(2)	(0.87	)%(3)	(1.52)%
Portfolio Turnover of the Portfolio	142%		155%		124%		94%		186%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.125 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (0.72)%.

(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.22)%.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser(s) to the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.60%, 0.75%, 0.07% and 0.04% of average daily net assets for the years ended August 31, 2010, 2009, 2008 and 2006, respectively). A portion of the Fund subsidy was borne by the sub-adviser of the Portfolio for the year ended August 31, 2010.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended August 31,

	2010		2009		2008		2007		2006

Net asset value — Beginning of year	$14.050		$20.180		$21.180		$16.640		$14.920

Income (loss) from operations

Net investment loss(1)	$(0.119)		$(0.008)		$(0.038	)(2)	$(0.164	)(3)	$(0.237)
Net realized and unrealized gain (loss)	(0.366)		(6.123)		(0.966)		4.700		1.957

Total income (loss) from operations	$(0.485)		$(6.131)		$(1.004)		$4.536		$1.720

Less distributions

From net investment income	$(0.105)		$—		$—		$—		$—

Total distributions	$(0.105)		$—		$—		$—		$—

Redemption fees(1)	$0.000(4)		$0.001		$0.004		$0.004		$0.000(4)

Net asset value — End of year	$13.460		$14.050		$20.180		$21.180		$16.640

Total Return(5)	(3.47)%		(30.43)%		(4.72)%		27.28%		11.53%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,068		$6,940		$12,627		$12,863		$10,738
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.50	%(8)	2.50	%(8)	2.63	% (8)	2.83%		2.99	%(8)
Net investment loss	(0.81)%		(0.06)%		(0.17	)%(2)	(0.85	)%(3)	(1.48)%
Portfolio Turnover of the Portfolio	142%		155%		124%		94%		186%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.100 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (0.63)%.

(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.065 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.19)%.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser(s) to the Portfolio waived a portion of its investment adviser fee and/or the administrator of the Fund subsidized certain operating expenses (equal to 0.60%, 0.75%, 0.07% and 0.04% of average daily net assets for the years ended August 31, 2010, 2009, 2008 and 2006, respectively). A portion of the Fund subsidy was borne by the sub-adviser of the Portfolio for the year ended August 31, 2010.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Global Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). After the close of business on June 18, 2010 and in connection with the proposed reorganization (see Note 8), the Fund was closed to new investors, with limited exceptions. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $34,718,263 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2011 ($16,365,440), August 31, 2017 ($11,787,313) and August 31, 2018 ($6,565,510).

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of August 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Global Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2010 and August 31, 2009 was as follows:

	Year Ended August 31,
	2010	2009

Distributions declared from:
Ordinary income	$538,435	$178,934

During the year ended August 31, 2010, accumulated net realized loss was decreased by $8,745,998, accumulated distributions in excess of net investment income was decreased by $690,314 and paid-in capital was decreased by $9,436,312 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for net operating losses, investments in passive foreign investment companies, investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(34,718,263)
Net unrealized depreciation	$(3,253,332)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. Pursuant to a Management Fee Reduction Agreement, EVM has agreed to reduce its management fee by 0.125% annually of the average daily net assets of the Fund. This agreement may not be terminated or amended unless approved by the majority vote of the non-interested Trustees. For the year ended August 31, 2010, the management fee was equivalent to 0.125% of the Fund’s average daily net assets and amounted to $67,493. In addition, EVM and the sub-advisor of the Portfolio, Eagle Global Advisors, L.L.C. (Eagle) have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 2.00%, 2.50% and 2.50% annually of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after

Eaton Vance Global Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

December 31, 2010. Pursuant to this agreement, EVM and Eagle were allocated $324,086 in total of the Fund’s operating expenses for the year ended August 31, 2010. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2010, EVM earned $7,373 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,300 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for one year or less and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2010, the Fund paid or accrued to EVD $120,505, $32,871 and $52,986 for Class A, Class B and Class C shares, respectively, representing 0.28%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At August 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,083,000 and $4,218,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2010 amounted to $92,183, $10,957 and $17,662 for Class A, Class B and Class C shares, respectively, representing 0.22%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2010, the Fund was informed that EVD received approximately $100, $6,000 and $300 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended August 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,433,363 and $11,285,675, respectively.

Eaton Vance Global Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Year Ended
Class A	August 31, 2010	August 31, 2009

Sales	308,684	656,233
Issued to shareholders electing to receive payments of distributions in Fund shares	26,326	12,976
Redemptions	(698,346)	(1,344,764)
Exchange from Class B shares	55,769	155,731

Net decrease	(307,567)	(519,824)

	Year Ended	Year Ended
Class B	August 31, 2010	August 31, 2009

Sales	30,541	44,241
Issued to shareholders electing to receive payments of distributions in Fund shares	1,259	263
Redemptions	(79,798)	(162,025)
Exchange to Class A shares	(56,827)	(158,907)

Net decrease	(104,825)	(276,428)

	Year Ended	Year Ended
Class C	August 31, 2010	August 31, 2009

Sales	63,217	76,691
Issued to shareholders electing to receive payments of distributions in Fund shares	2,828	—
Redemptions	(109,204)	(208,374)

Net decrease	(43,159)	(131,683)

For the years ended August 31, 2010 and August 31, 2009, the Fund received $1,091 and $4,862, respectively, in redemption fees.

8   Plan of Reorganization

In June 2010, the Trustees of the Fund approved an Agreement and Plan of Reorganization whereby Eaton Vance Multi-Cap Growth Fund would acquire substantially all the assets and assume substantially all the liabilities of the Fund in exchange for shares of Eaton Vance Multi-Cap Growth Fund. The proposed reorganization was approved by the shareholders of the Fund on October 8, 2010. The Global Growth Portfolio will be dissolved upon consummation of the reorganization.

Eaton Vance Global Growth Fund as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Global Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Growth Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 20, 2010

Eaton Vance Global Growth Fund as of August 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $714,655, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 30.16% qualifies for the corporate dividends received deduction.

Global Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 63.0%

Security	Shares	Value

Automobiles — 1.8%

Bayerische Motoren Werke AG	3,100	$162,883
Fiat SpA	8,300	96,715
Honda Motor Co., Ltd.	10,000	331,222
Nissan Motor Co., Ltd.(1)	33,000	251,526

		$842,346

Beverages — 1.3%

Central European Distribution Corp.(1)(2)	11,200	$256,256
Fomento Economico Mexicano SA de CV ADR	6,800	331,160

		$587,416

Building Products — 0.3%

Wienerberger AG(1)(2)	9,040	$116,904

		$116,904

Capital Markets — 2.3%

3i Group PLC	26,000	$103,411
State Street Corp.	21,300	747,204
UBS AG(1)	13,200	221,468

		$1,072,083

Chemicals — 1.6%

Agrium, Inc.	5,000	$347,850
Albemarle Corp.(2)	3,700	148,333
BASF SE	4,200	220,902

		$717,085

Commercial Banks — 5.9%

Barclays PLC	81,000	$371,873
BNP Paribas	6,700	415,074
BOC Hong Kong Holdings, Ltd.	205,000	541,379
DBS Group Holdings, Ltd.	60,000	616,306
KBC Groep NV(1)	5,300	218,797
Mitsubishi UFJ Financial Group, Inc.	39,000	184,919
Societe Generale	3,900	196,669
TCF Financial Corp.(2)	1,700	24,276
Turkiye Is Bankasi	45,000	163,750

		$2,733,043

Commercial Services & Supplies — 0.2%

Copart, Inc.(1)(2)	2,500	$82,625

		$82,625

Communications Equipment — 1.3%

Brocade Communications Systems, Inc.(1)(2)	54,979	$275,994
Research In Motion, Ltd.(1)(2)	7,445	319,093

		$595,087

Computers & Peripherals — 0.3%

Toshiba Corp.(1)	32,000	$150,411

		$150,411

Construction & Engineering — 0.7%

Shaw Group, Inc. (The)(1)(2)	4,316	$139,838
Vinci SA	4,000	174,618

		$314,456

Consumer Finance — 0.7%

ORIX Corp.	4,000	$300,776

		$300,776

Diversified Consumer Services — 1.7%

Coinstar, Inc.(1)(2)	18,400	$800,400

		$800,400

Diversified Telecommunication Services — 1.4%

Koninklijke KPN NV	15,100	$218,315
Telefonica SA	19,100	422,145

		$640,460

Electric Utilities — 0.5%

Hongkong Electric Holdings, Ltd.	38,000	$231,584

		$231,584

Electrical Equipment — 1.5%

ABB, Ltd. ADR(1)	16,300	$315,731
Harbin Electric, Inc.(1)(2)	23,100	390,159

		$705,890

See notes to financial statements

Global Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Electronic Equipment, Instruments & Components — 2.1%

FUJIFILM Holdings Corp.	20,200	$613,036
Hon Hai Precision Industry Co., Ltd.	70,000	246,818
Nidec Corp.	1,300	114,498

		$974,352

Energy Equipment & Services — 1.3%

OAO TMK GDR(1)(3)	13,100	$203,285
Patterson-UTI Energy, Inc.(2)	26,000	383,760

		$587,045

Food & Staples Retailing — 0.4%

Delhaize Group	2,700	$180,459

		$180,459

Food Products — 3.9%

Flowers Foods, Inc.(2)	11,000	$284,240
Green Mountain Coffee Roasters, Inc.(1)(2)	1,500	46,230
H.J. Heinz Co.(2)	12,700	587,248
Nestle SA	16,200	837,471
Unilever PLC	1,200	31,614

		$1,786,803

Health Care Equipment & Supplies — 1.0%

Masimo Corp.(2)	10,600	$241,256
Mindray Medical International, Ltd. ADR(2)	4,000	108,000
NuVasive, Inc.(1)(2)	3,100	90,985

		$440,241

Health Care Providers & Services — 1.0%

AmerisourceBergen Corp.(2)	8,300	$226,424
Lincare Holdings, Inc.(2)	10,800	248,616

		$475,040

Hotels, Restaurants & Leisure — 0.6%

Carnival PLC	3,800	$122,884
InterContinental Hotels Group PLC	9,500	142,809

		$265,693

Household Durables — 0.7%

Desarrolladora Homex SAB de CV ADR(1)(2)	11,900	$330,939

		$330,939

Household Products — 0.3%

Henkel AG & Co. KGaA	3,000	$120,543

		$120,543

Industrial Conglomerates — 2.3%

Cookson Group PLC(1)	40,000	$255,967
Keppel Corp., Ltd.	99,000	656,090
Siemens AG ADR	1,800	162,954

		$1,075,011

Insurance — 1.4%

AXA SA ADR	8,600	$132,784
Fairfax Financial Holdings, Ltd.	210	82,513
Swiss Reinsurance Co., Ltd.	5,100	210,587
Zurich Financial Services AG	1,000	222,213

		$648,097

Internet Software & Services — 0.4%

VeriSign, Inc.(1)(2)	7,100	$206,823

		$206,823

IT Services — 0.2%

Amadeus IT Holding SA, Class A(1)	4,403	$75,884

		$75,884

Machinery — 0.5%

Volvo AB(1)	20,500	$236,343

		$236,343

Media — 1.2%

DIRECTV, Class A(1)(2)	4,600	$174,432
McGraw-Hill Cos., Inc. (The)(2)	13,900	384,335

		$558,767

Metals & Mining — 2.5%

Anglo American PLC ADR	16,510	$294,043
Barrick Gold Corp.(2)	6,200	289,912
Thompson Creek Metals Co., Inc.(1)	27,800	238,524
Vale SA ADR	14,000	330,680

		$1,153,159

See notes to financial statements

Global Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multi-Utilities — 0.6%

RWE AG	4,200	$274,902

		$274,902

Office Electronics — 1.0%

Canon, Inc.	10,900	$446,251

		$446,251

Oil, Gas & Consumable Fuels — 6.8%

Arch Coal, Inc.(2)	10,700	$240,857
BP PLC ADR(2)	2,800	97,524
Forest Oil Corp.(1)(2)	9,600	250,752
Hess Corp.	5,300	266,325
INPEX Corp.	30	135,843
James River Coal Co.(1)	15,700	248,374
KazMunaiGas Exploration Production GDR	6,300	110,572
Petroleo Brasileiro SA ADR	14,200	419,752
Rosetta Resources, Inc.(1)(2)	6,545	128,937
Rosneft Oil Co. GDR(1)(3)	50,000	315,344
Soco International PLC(1)	45,000	323,815
Statoil ASA ADR(2)	9,795	183,558
Total SA ADR	8,900	415,185

		$3,136,838

Pharmaceuticals — 4.5%

AstraZeneca PLC ADR(2)	6,400	$316,352
Genomma Lab Internacional SAB de CV(1)	63,000	112,164
GlaxoSmithKline PLC ADR(2)	10,700	400,180
Novartis AG ADR(2)	18,800	986,812
Sanofi-Aventis	4,200	240,435

		$2,055,943

Real Estate Management & Development — 0.4%

Raven Russia, Ltd.	221,000	$164,405

		$164,405

Semiconductors & Semiconductor Equipment — 2.5%

Alpha & Omega Semiconductor Ltd.(1)	18,034	$200,177
Atheros Communications, Inc.(1)(2)	12,400	305,784
Cypress Semiconductor Corp.(1)(2)	43,600	461,506
Tessera Technologies, Inc.(1)(2)	12,820	194,864

		$1,162,331

Software — 0.1%

Concur Technologies, Inc.(1)(2)	1,000	$46,770

		$46,770

Specialty Retail — 0.5%

Kingfisher PLC	71,000	$221,594

		$221,594

Textiles, Apparel & Luxury Goods — 1.2%

Hanesbrands, Inc.(1)(2)	1,100	$26,334
Skechers U.S.A., Inc., Class A(1)(2)	20,430	520,352

		$546,686

Tobacco — 1.7%

British American Tobacco PLC	23,500	$796,253

		$796,253

Trading Companies & Distributors — 0.9%

Mitsubishi Corp.	7,000	$149,992
WESCO International, Inc.(1)(2)	7,720	249,201

		$399,193

Wireless Telecommunication Services — 1.5%

Turkcell Iletisim Hizmetleri AS ADR(2)	29,000	$459,650
Vodafone Group PLC ADR(2)	10,100	244,218

		$703,868

Total Common Stocks
(identified cost $32,231,123)		$28,960,799

See notes to financial statements

Global Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 54.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.29%(4)(5)	$10,309	$10,308,596
Eaton Vance Cash Reserves Fund, LLC, 0.26%(4)(6)	14,764	14,763,988

Total Short-Term Investments
(identified cost $25,072,584)		$25,072,584

Total Investments — 117.6%
(identified cost $57,303,707)		$54,033,383

Other Assets, Less Liabilities — (17.6)%		$(8,090,670)

Net Assets — 100.0%		$45,942,713

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at August 31, 2010.

(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2010.

(5)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2010. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(6)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended August 31, 2010 was $3,265 and $0, respectively.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	18.3%	$8,423,234
United Kingdom	8.1	3,722,537
Switzerland	6.1	2,794,282
Japan	5.8	2,678,474
France	3.4	1,574,765
Canada	2.8	1,277,892
Singapore	2.8	1,272,396
Germany	2.0	942,184
Mexico	1.7	774,263
Hong Kong	1.7	772,963
Brazil	1.6	750,432
Russia	1.5	683,034
Turkey	1.4	623,400
Spain	1.1	498,029
Belgium	0.9	399,256
Poland	0.6	256,256
Taiwan	0.5	246,818
Sweden	0.5	236,343
Netherlands	0.5	218,315
Bermuda	0.4	200,177
Norway	0.4	183,558
Austria	0.3	116,904
Kazakhstan	0.2	110,572
China	0.2	108,000
Italy	0.2	96,715

Long-Term Investments	63.0%	$28,960,799

Short-Term Investments		$25,072,584

Total Investments		$54,033,383

See notes to financial statements

Global Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Unaffiliated investments, at value including $10,033,907 of securities on loan (identified cost, $32,231,123)	$28,960,799
Affiliated investments, at value (identified cost, $25,072,584)	25,072,584
Cash	44
Dividends receivable	53,737
Interest receivable from affiliated investment	829
Receivable for investments sold	4,031,901
Securities lending income receivable	2,901
Tax reclaims receivable	86,968

Total assets	$58,209,763

Liabilities

Collateral for securities loaned	$10,308,596
Payable for investments purchased	1,807,039
Payable to affiliates:
Investment adviser fee	23,309
Administration fee	10,107
Accrued expenses	117,999

Total liabilities	$12,267,050

Net Assets applicable to investors’ interest in Portfolio	$45,942,713

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$49,213,636
Net unrealized depreciation	(3,270,923)

Total	$45,942,713

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends (net of foreign taxes, $67,746)	$812,782
Securities lending income, net	39,484
Interest allocated from affiliated investments	5,741
Expenses allocated from affiliated investments	(2,476)

Total investment income	$855,531

Expenses

Investment adviser fee	$403,644
Administration fee	135,228
Trustees’ fees and expenses	2,289
Custodian fee	178,396
Legal and accounting services	59,420
Miscellaneous	4,078

Total expenses	$783,055

Deduct —
Reduction of custodian fee	$9

Total expense reductions	$9

Net expenses	$783,046

Net investment income	$72,485

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$10,919,258
Investment transactions allocated from affiliated investments	2,061
Foreign currency transactions	(22,017)

Net realized gain	$10,899,302

Change in unrealized appreciation (depreciation) —
Investments	$(11,880,650)
Foreign currency	(9,549)

Net change in unrealized appreciation (depreciation)	$(11,890,199)

Net realized and unrealized loss	$(990,897)

Net decrease in net assets from operations	$(918,412)

See notes to financial statements

Global Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment income	$72,485	$517,171
Net realized gain (loss) from investment and foreign currency transactions	10,899,302	(29,009,619)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(11,890,199)	(2,635,027)

Net decrease in net assets from operations	$(918,412)	$(31,127,475)

Capital transactions —
Contributions	$3,433,363	$9,346,348
Withdrawals	(11,285,675)	(20,695,393)

Net decrease from capital transactions	$(7,852,312)	$(11,349,045)

Net decrease in net assets	$(8,770,724)	$(42,476,520)

Net Assets

At beginning of year	$54,713,437	$97,189,957

At end of year	$45,942,713	$54,713,437

See notes to financial statements

Global Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2010	August 31, 2009		August 31, 2008		August 31, 2007		August 31, 2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.45%	1.45	%(2)	1.26%		1.28%		1.29	%(2)
Net investment income	0.13%	0.97%		1.17	%(3)	0.70	%(4)	0.22%
Portfolio Turnover	142%	155%		124%		94%		186%

Total Return	(2.52)%	(29.60)%		(3.42)%		29.26%		13.43%

Net assets, end of year (000’s omitted)	$45,943	$54,713		$97,190		$96,585		$83,316

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser(s) voluntarily waived a portion of its investment adviser fee (equal to less than 0.01% and 0.04% of average daily net assets for the years ended August 31, 2009 and 2006, respectively).

(3)	Includes a dividend resulting from a corporate action equal to 0.46% of average daily net assets.

(4)	Includes special dividends equal to 0.35% of average daily net assets.

See notes to financial statements

Global Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2010, Eaton Vance Global Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

Global Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of August 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the

Global Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

year ended August 31, 2010, the Portfolio’s investment adviser fee totaled $405,740 of which $2,096 was allocated from Cash Management Portfolio and $403,644 was paid or accrued directly by the Portfolio. For the year ended August 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.75% of the Portfolio’s average daily net assets.

In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. For the year ended August 31, 2010, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $135,228.

Except for Trustees of the Portfolio who are not members of EVM’s, BMR’s or Eagle’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $70,238,025 and $93,639,029, respectively, for the year ended August 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$57,285,881

Gross unrealized appreciation	$194,163
Gross unrealized depreciation	(3,446,661)

Net unrealized depreciation	$(3,252,498)

The net unrealized depreciation on foreign currency transactions at August 31, 2010 on a federal income tax basis was $599.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2010.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $18,240 for the year ended August 31, 2010. At August 31, 2010, the value of the securities loaned and the value of the collateral received

Global Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

amounted to $10,033,907 and $10,308,596, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$2,236,792	$1,329,632		$—	$3,566,424
Consumer Staples	1,505,134	1,966,340		—	3,471,474
Energy	2,950,368	773,515		—	3,723,883
Financials	986,776	3,931,628		—	4,918,404
Health Care	2,730,789	240,435		—	2,971,224
Industrials	1,340,509	1,704,411		—	3,044,920
Information Technology	2,086,896	1,456,516		—	3,543,412
Materials	1,649,342	220,902		—	1,870,244
Telecommunication Services	703,868	640,460		—	1,344,328
Utilities	—	506,486		—	506,486

Total Common Stocks	$16,190,474	$12,770,325	*	$—	$28,960,799

Short-Term Investments	$—	$25,072,584		$—	$25,072,584

Total Investments	$16,190,474	$37,842,909		$—	$54,033,383

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2009 whose fair value was determined using Level 3 inputs.

9   Plan of Reorganization

In June 2010, the Trustees of the Portfolio approved an Agreement and Plan of Reorganization whereby Eaton Vance Multi-Cap Growth Fund would acquire substantially all the assets and assume substantially all the liabilities of Eaton Vance Global Growth Fund (the Fund) in exchange for shares of Eaton Vance Multi-Cap Growth Fund. The proposed reorganization was approved by the shareholders of the Fund on October 8, 2010. The Portfolio will be dissolved upon consummation of the reorganization.

Eaton Vance Global Growth Portfolio as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Global Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Global Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for each of the two years in the period ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Growth Portfolio as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 20, 2010

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Global Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Global Growth Fund (the “Fund” ) invests, with Boston Management and Research (“BMR” or the “Adviser”) and the sub-advisory agreement with Eagle Global Advisors, L.L.C. (“Eagle” or the “Sub-adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM”), and the management contract of the Fund with EVM, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR for the Portfolio, the sub-advisory agreement with Eagle for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR, EVM, and by Eagle and to the Fund by EVM.

The Board considered BMR’s, EVM’s and Eagle’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle’s management of the foreign portion of the Portfolio. The Board specifically noted BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into consideration the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing international equity portfolios.

The Board also reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR, EVM and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, the investment sub-advisory agreement with respect to Eagle, the administration agreement with EVM and the management contract with EVM, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board noted that the domestic portion of the Portfolio has been managed by BMR since the Fund’s inception and that the foreign portion of the Portfolio has been managed by Eagle since April 1, 2006. The Board reviewed comparative performance data for the one-, three-, five- and ten- year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by EVM and BMR in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory and management fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board noted the fact that EVM had waived fees and/or paid expenses for the Fund. The Board also considered management’s proposals to take steps to address the longer-term prospects of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, EVM and Eagle, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR or Eagle as a result of securities transactions effected for the Portfolio and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund and the Portfolio to continue to share such benefits equitably.

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Global Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Eagle” refers to Eagle Global Advisors, L.L.C. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Date of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 185 registered investment companies and 2 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	185	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	185	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	185	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	185	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	185	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	185	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Date of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	185	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	185	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	185	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the Trust	Office and
Name and	and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM and BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2003	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Sponsor and Manager of Eaton Vance Global Growth Fund
and Administrator of Global Growth Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Investment Adviser of Global Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Global Growth Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Growth Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

424-10/10	IASRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report August 31, 2010

EATON VANCE MULTI-CAP GROWTH FUND

Eaton Vance Investment Managers Eaton Vance Multi-Cap Growth Fund

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Arieh Coll
Portfolio Manager
•	The U.S. economy continued to grow during the year ending August 31, 2010, but the pace of growth slowed considerably as the period progressed. Uncertainties about economic growth and economic policy – especially during the latter half of the period – tempered what had begun early last year as a robust rally in the global capital markets.
•	Volatility roiled the equity markets for most of the period, but particularly during the second calendar quarter of 2010, when several events heightened market turbulence. Ongoing concerns about European sovereign debt, coupled with a slowdown in China and a devastating oil spill in the Gulf of Mexico, sent equity investors toward safer havens, while political uncertainty about major industry reforms and deficit reduction plans further fueled the volatility.

•	The major U.S. equity indices all produced single-digit gains for the year ending August 31, 2010. The S&P 500 Index, often viewed as a bellwether for the overall performance of the U.S. stock market, was up 4.93%; the Dow Jones Industrial Average, a measure of how blue-chip stocks performed, returned 8.39%; and the technology-heavy NASDAQ Composite Index advanced 6.24%. Across market capitalizations, mid-cap stocks outperformed both small- and large-cap issues. Meanwhile, growth stocks generally outpaced value stocks, with the exception of mid-cap growth, which underperformed mid-cap value.
Management Discussion
•	The Fund[1] posted a loss for year ending August 31, 2010, and underperformed its primary benchmark, the Russell Midcap Growth Index. It also lagged the S&P 500 Index and its Lipper peer group.[2]

•	In broad terms, the Fund underperformed because it was positioned too cautiously, a strategy that sought to help protect assets from the uncertainties of market volatility and slow economic growth. That strategy was expressed in the Fund having an average cash position of nearly 5% during the period and also in its relative underexposure to cyclical market sectors such as information technology (IT). This positioning detracted from the Fund’s relative results in a market environment that saw growth overall, albeit with considerable volatility.

•	In addition, the Fund’s lagging performance versus its primary benchmark was the result of both stock selection and industry allocation. Stock selection in the IT, consumer discretionary, financials and industrials sectors detracted from the Fund’s results relative to the benchmark. In some cases, the selection of certain individual stocks was made in anticipation of regulatory reforms that management believed would not negatively affect the underlying companies – moves that, in hindsight, proved to be too

Total Return Performance
8/31/09 – 8/31/10

Class A3	- 1.24%
Class B3	- 1.90
Class C3	-2.03
Russell Midcap Growth Index[2]	11.58
S&P 500 Index[2]	4.93
Lipper Mid-Cap Growth Funds Average[2]	11.36
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Multi-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
early. The Fund’s overexposure to the energy sector, which performed poorly during the period, also had a dampening effect on its relative return, as did the previously mentioned underweighting in the more-robust IT sector.

•	On the plus side, maintaining overweighted positions versus the benchmark in the pharmaceuticals, wireless telecommunications and biotechnology industries was beneficial to the Fund’s relative results.

•	In selecting stocks, management seeks to purchase stocks of companies that it believes will grow faster over the long term than the U.S. economy and the U.S. stock market as a whole, and those that are reasonably priced in relation to their fundamental value. Management considers numerous factors in developing what it believes is the proper mix of securities in the portfolio, including a stock’s potential for price appreciation, an assessment of its risk and return characteristics and its long-term prospects for paying dividends. In the current market environment, management believes there are many fundamentally sound companies trading at attractive valuations and views this as a positive factor worthy of consideration by long-term investors.
Portfolio Composition
Top 10 Holdings1
By net assets

Apple, Inc.	4.8%
DIRECTV, Class A	3.7
NII Holdings, Inc.	3.6
Medicis Pharmaceutical Corp., Class A	3.3
Coinstar, Inc.	3.3
Crown Castle International Corp.	3.3
State Street Corp.	3.0
MasterCard, Inc., Class A	2.7
Amylin Pharmaceuticals, Inc.	2.6
VeriSign, Inc.	2.5

[1]	Top 10 Holdings represented 32.8% of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.

2

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell Midcap Growth Index, an unmanaged index of U.S. mid-cap growth stocks, and the S&P 500 Index, an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell Midcap Growth Index and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVGFX	EMGFX	ECGFX

Average Annual Total Returns (at net asset value)
One Year	- 1.24%	- 1.90%	- 2.03%
Five Years	0.72	0.01	- 0.01
Ten Years	- 0.50	- 1.24	- 1.25
Life of Fund†	8.43	4.46	4.16
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	- 6.95%	- 6.76%	- 3.00%
Five Years	- 0.46	- 0.32	- 0.01
Ten Years	- 1.09	- 1.24	- 1.25
Life of Fund†	8.32	4.46	4.16

†	Inception dates: Class A: 8/1/52; Class B: 9/13/94; Class C: 11/7/94

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.44%	2.18%	2.19%

[2]	Source: Prospectus dated 1/1/10.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 8/1/52.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 8/31/00 would have been valued at $8,828 and $8,813, respectively, on 8/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010 – August 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Multi-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/10)	(8/31/10)	(3/1/10 – 8/31/10)

Actual
Class A	$1,000.00	$940.70	$6.16
Class B	$1,000.00	$937.60	$9.82
Class C	$1,000.00	$937.50	$9.82

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.41
Class B	$1,000.00	$1,015.10	$10.21
Class C	$1,000.00	$1,015.10	$10.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% for Class A shares, 2.01% for Class B shares and 2.01% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2010. The Example reflects expenses of both the Fund and the Portfolio.

4

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Investment in Multi-Cap Growth Portfolio, at value (identified cost, $114,050,117)	$126,962,969
Receivable for Fund shares sold	54,804
Other assets	27,519

Total assets	$127,045,292

Liabilities

Payable for Fund shares redeemed	$262,659
Payable to affiliates:
Distribution and service fees	43,489
Accrued expenses	109,296

Total liabilities	$415,444

Net Assets	$126,629,848

Sources of Net Assets

Paid-in capital	$210,210,284
Accumulated net realized loss from Portfolio	(96,543,223)
Accumulated undistributed net investment income	49,935
Net unrealized appreciation from Portfolio	12,912,852

Total	$126,629,848

Class A Shares

Net Assets	$103,441,344
Shares Outstanding	16,304,822
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.34
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$6.73

Class B Shares

Net Assets	$6,412,600
Shares Outstanding	1,040,458
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.16

Class C Shares

Net Assets	$16,775,904
Shares Outstanding	2,725,912
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.15

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $42,541)	$1,069,198
Interest allocated from Portfolio	20,465
Securities lending income allocated from Portfolio, net	121,229
Miscellaneous income	356,236
Expenses allocated from Portfolio	(1,167,067)

Total investment income	$400,061

Expenses

Distribution and service fees
Class A	$325,330
Class B	78,639
Class C	205,295
Trustees’ fees and expenses	500
Custodian fee	22,485
Transfer and dividend disbursing agent fees	291,031
Legal and accounting services	39,827
Printing and postage	36,505
Registration fees	44,735
Miscellaneous	10,489

Total expenses	$1,054,836

Net investment loss	$(654,775)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$36,394,492
Foreign currency transactions	(8,675)

Net realized gain	$36,385,817

Change in unrealized appreciation (depreciation) —
Investments	$(32,702,630)

Net change in unrealized appreciation (depreciation)	$(32,702,630)

Net realized and unrealized gain	$3,683,187

Net increase in net assets from operations	$3,028,412

See notes to financial statements

5

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment loss	$(654,775)	$(349,071)
Net realized gain (loss) from investment and foreign currency transactions	36,385,817	(120,050,129)
Net change in unrealized appreciation (depreciation) from investments	(32,702,630)	14,251,731

Net increase (decrease) in net assets from operations	$3,028,412	$(106,147,469)

Distributions to shareholders —
From net investment income
Class A	$(1,836,589)	$(198,593)
Class B	(67,427)	—
Class C	(181,610)	—
From net realized gain
Class A	—	(1,777,020)
Class B	—	(111,663)
Class C	—	(264,443)

Total distributions to shareholders	$(2,085,626)	$(2,351,719)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$14,536,712	$67,009,280
Class B	1,395,469	1,588,360
Class C	3,795,049	8,309,916
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,594,526	1,747,556
Class B	57,468	93,185
Class C	145,207	208,048
Cost of shares redeemed
Class A	(78,285,197)	(106,167,513)
Class B	(2,178,443)	(3,415,546)
Class C	(8,686,392)	(8,965,459)
Net asset value of shares exchanged
Class A	855,945	753,811
Class B	(855,945)	(753,811)

Net decrease in net assets from Fund share transactions	$(67,625,601)	$(39,592,173)

Net decrease in net assets	$(66,682,815)	$(148,091,361)

Net Assets

At beginning of year	$193,312,663	$341,404,024

At end of year	$126,629,848	$193,312,663

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$49,935	$(146,700)

See notes to financial statements

6

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$6.510	$9.550	$10.730	$8.010		$7.450

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.019)	$(0.005)	$0.037	$0.047	(2)	$(0.028)
Net realized and unrealized gain (loss)	(0.051)	(2.953)	0.364 (3)	2.899		0.588

Total income (loss) from operations	$(0.070)	$(2.958)	$0.401	$2.946		$0.560

Less Distributions

From net investment income	$(0.100)	$(0.008)	$—	$—		$—
From net realized gain	—	(0.074)	(1.581)	(0.226)		—

Total distributions	$(0.100)	$(0.082)	$(1.581)	$(0.226)		$—

Net asset value — End of year	$6.340	$6.510	$9.550	$10.730		$8.010

Total Return(4)	(1.24)%	(30.57)%	2.39%	37.30%		7.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$103,441	$163,479	$290,306	$154,213		$105,557
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.27%	1.42%	1.13%	1.20%		1.26	%(6)
Net investment income (loss)	(0.28)%	(0.10)%	0.36%	0.49	%(2)	(0.35)%
Portfolio Turnover of the Portfolio	211%	274%	206%	144%		208%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.084 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.39) %.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2006).

See notes to financial statements

7

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$6.330	$9.350	$10.600	$7.960		$7.460

Income (Loss) From Operations

Net investment loss(1)	$(0.068)	$(0.044)	$(0.040)	$(0.013	)(2)	$(0.087)
Net realized and unrealized gain (loss)	(0.046)	(2.902)	0.371 (3)	2.874		0.587

Total income (loss) from operations	$(0.114)	$(2.946)	$0.331	$2.861		$0.500

Less Distributions

From net investment income	$(0.056)	$—	$—	$—		$—
From net realized gain	—	(0.074)	(1.581)	(0.226)		—

Total distributions	$(0.056)	$(0.074)	$(1.581)	$(0.226)		$—

Contingent deferred sales charges	$—	$—	$—	$0.005		$—

Net asset value — End of year	$6.160	$6.330	$9.350	$10.600		$7.960

Total Return(4)	(1.90)%	(31.15)%	1.70%	36.52%		6.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,413	$8,092	$16,565	$12,229		$10,314
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.02%	2.16%	1.88%	1.86%		2.01	%(6)
Net investment loss	(1.01)%	(0.82)%	(0.40)%	(0.14	)%(2)	(1.11)%
Portfolio Turnover of the Portfolio	211%	274%	206%	144%		208%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05) %.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2006).

See notes to financial statements

8

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended August 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$6.330	$9.340	$10.580	$7.960		$7.460

Income (Loss) From Operations

Net investment loss(1)	$(0.067)	$(0.046)	$(0.041)	$(0.028	)(2)	$(0.086)
Net realized and unrealized gain (loss)	(0.055)	(2.890)	0.382 (3)	2.874		0.586

Total income (loss) from operations	$(0.122)	$(2.936)	$0.341	$2.846		$0.500

Less Distributions

From net investment income	$(0.058)	$—	$—	$—		$—
From net realized gain	—	(0.074)	(1.581)	(0.226)		—

Total distributions	$(0.058)	$(0.074)	$(1.581)	$(0.226)		$—

Net asset value — End of year	$6.150	$6.330	$9.340	$10.580		$7.960

Total Return(4)	(2.03)%	(31.07)%	1.82%	36.26%		6.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$16,776	$21,742	$34,533	$11,128		$6,402
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.02%	2.17%	1.88%	1.95%		2.01	%(6)
Net investment loss	(1.01)%	(0.86)%	(0.41)%	(0.29	)%(2)	(1.10)%
Portfolio Turnover of the Portfolio	211%	274%	206%	144%		208%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.13) %.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2006).

See notes to financial statements

9

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (92.2% at August 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $95,636,256 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2017 ($75,650,411) and August 31, 2018 ($19,985,845).

As of August 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder

10

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2010 and August 31, 2009 was as follows:

	Year Ended August 31,
	2010	2009

Distributions declared from:
Ordinary income	$2,085,626	$1,128,312
Long-term capital gains	$—	$1,223,407

During the year ended August 31, 2010, accumulated net realized loss was increased by $381,609, accumulated distributions in excess of net investment income was decreased by $2,937,036 and paid-in capital was decreased by $2,555,427 due to differences between book and tax accounting, primarily for net operating losses, investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(95,636,256)
Net unrealized appreciation	$12,055,820

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2010, EVM earned $14,226 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,486 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2010 amounted to $325,330 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B

11

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2010, the Fund paid or accrued to EVD $58,979 and $153,971 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $89,000 and $2,860,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2010 amounted to $19,660 and $51,324 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2010, the Fund was informed that EVD received approximately $1,000, $12,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended August 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,774,260 and $73,064,561, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2010	2009

Sales	2,118,681	11,394,724
Issued to shareholders electing to receive payments of distributions in Fund shares	225,854	391,829
Redemptions	(11,275,884)	(17,211,083)
Exchange from Class B shares	123,000	137,759

Net decrease	(8,808,349)	(5,286,771)

	Year Ended August 31,
Class B	2010	2009

Sales	209,141	278,603
Issued to shareholders electing to receive payments of distributions in Fund shares	8,329	21,373
Redemptions	(328,591)	(653,348)
Exchange to Class A shares	(126,139)	(141,275)

Net decrease	(237,260)	(494,647)

	Year Ended August 31,
Class C	2010	2009

Sales	566,785	1,406,264
Issued to shareholders electing to receive payments of distributions in Fund shares	21,075	47,718
Redemptions	(1,299,232)	(1,715,142)

Net decrease	(711,372)	(261,160)

12

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Plan of Reorganization

In June 2010, the Trustees of the Fund approved an Agreement and Plan of Reorganization whereby the Fund would acquire substantially all the assets and assume substantially all the liabilities of Eaton Vance Global Growth Fund in exchange for shares of the Fund. The proposed reorganization was approved by the shareholders of Eaton Vance Global Growth Fund on October 8, 2010.

13

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Multi-Cap Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2007, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Cap Growth Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 20, 2010

14

Eaton Vance Multi-Cap Growth Fund as of August 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $908,698, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 64.36% qualifies for the corporate dividends received deduction.

15

Multi-Cap Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 88.4%

Security	Shares	Value

Biotechnology — 3.7%

Amylin Pharmaceuticals, Inc.(1)(2)	173,000	$3,553,420
Genzyme Corp.(1)(2)	21,591	1,513,745

		$5,067,165

Building Products — 0.6%

Lennox International, Inc.(2)	18,640	$790,149

		$790,149

Capital Markets — 3.0%

State Street Corp.	118,500	$4,156,980

		$4,156,980

Chemicals — 3.3%

Albemarle Corp.(2)	20,700	$829,863
Celanese Corp., Class A	48,450	1,293,615
Mosaic Co. (The)	30,000	1,759,800
STR Holdings, Inc.(1)(2)	29,920	618,446

		$4,501,724

Commercial Banks — 0.1%

TCF Financial Corp.(2)	10,000	$142,800

		$142,800

Commercial Services & Supplies — 1.3%

Copart, Inc.(1)(2)	55,240	$1,825,682

		$1,825,682

Communications Equipment — 1.7%

Acme Packet, Inc.(1)	46,000	$1,545,600
Brocade Communications Systems, Inc.(1)(2)	146,000	732,920

		$2,278,520

Computers & Peripherals — 4.7%

Apple, Inc.(1)	26,900	$6,546,653

		$6,546,653

Construction & Engineering — 0.6%

Shaw Group, Inc. (The)(1)(2)	24,413	$790,981

		$790,981

Consumer Finance — 1.0%

American Express Co.(2)	35,177	$1,402,507

		$1,402,507

Diversified Consumer Services — 3.3%

Coinstar, Inc.(1)(2)	104,000	$4,524,000

		$4,524,000

Diversified Financial Services — 0.8%

CIT Group, Inc.(1)	28,500	$1,045,380

		$1,045,380

Electrical Equipment — 1.6%

Harbin Electric, Inc.(1)(2)	128,000	$2,161,920

		$2,161,920

Energy Equipment & Services — 5.4%

Halliburton Co.(2)	68,000	$1,918,280
Patterson-UTI Energy, Inc.(2)	142,000	2,095,920
Rowan Cos., Inc.(1)(2)	132,000	3,393,720

		$7,407,920

Food Products — 4.3%

Flowers Foods, Inc.(2)	63,000	$1,627,920
Green Mountain Coffee Roasters, Inc.(1)(2)	33,100	1,020,142
H.J. Heinz Co.(2)	72,000	3,329,280

		$5,977,342

Health Care Equipment & Supplies — 1.3%

Masimo Corp.(2)	59,568	$1,355,768
NuVasive, Inc.(1)(2)	17,000	498,950

		$1,854,718

Health Care Providers & Services — 1.9%

AmerisourceBergen Corp.	47,000	$1,282,160
Lincare Holdings, Inc.(2)	59,999	1,381,177

		$2,663,337

See notes to financial statements

16

Multi-Cap Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Household Durables — 0.9%

Tempur-Pedic International, Inc.(1)(2)	46,900	$1,256,920

		$1,256,920

Insurance — 0.3%

Fairfax Financial Holdings, Ltd.	1,182	$464,427

		$464,427

Internet Software & Services — 3.8%

Rackspace Hosting, Inc.(1)(2)	88,000	$1,732,720
VeriSign, Inc.(1)(2)	120,000	3,495,600

		$5,228,320

IT Services — 4.5%

Alliance Data Systems Corp.(1)(2)	36,710	$2,062,735
Amadeus IT Holding SA, Class A(1)	25,157	433,571
MasterCard, Inc., Class A	18,830	3,735,119

		$6,231,425

Media — 6.0%

DIRECTV, Class A(1)(2)	133,881	$5,076,768
Liberty Media Corp. - Capital, Class A(1)(2)	22,000	991,760
McGraw-Hill Cos., Inc. (The)(2)	78,210	2,162,506

		$8,231,034

Metals & Mining — 1.2%

Barrick Gold Corp.(2)	35,000	$1,636,600

		$1,636,600

Multiline Retail — 1.6%

Big Lots, Inc.(1)(2)	68,741	$2,148,844

		$2,148,844

Oil, Gas & Consumable Fuels — 4.6%

Arch Coal, Inc.(2)	60,000	$1,350,600
Forest Oil Corp.(1)(2)	53,500	1,397,420
Hess Corp.	30,000	1,507,500
James River Coal Co.(1)	88,500	1,400,070
Rosetta Resources, Inc.(1)(2)	37,400	736,780

		$6,392,370

Pharmaceuticals — 3.3%

Medicis Pharmaceutical Corp., Class A(2)	168,000	$4,620,000

		$4,620,000

Semiconductors & Semiconductor Equipment — 3.5%

Atheros Communications, Inc.(1)(2)	77,490	$1,910,903
Cypress Semiconductor Corp.(1)(2)	214,000	2,265,190
Linear Technology Corp.(2)	24,000	687,600

		$4,863,693

Software — 3.0%

Activision Blizzard, Inc.(2)	298,000	$3,185,620
Concur Technologies, Inc.(1)(2)	19,000	888,630

		$4,074,250

Specialty Retail — 1.1%

Advance Auto Parts, Inc.(2)	28,786	$1,567,973

		$1,567,973

Textiles, Apparel & Luxury Goods — 5.8%

Gildan Activewear, Inc.(1)(2)	102,350	$2,808,484
Hanesbrands, Inc.(1)(2)	93,236	2,232,070
Skechers U.S.A., Inc., Class A(1)(2)	114,000	2,903,580

		$7,944,134

Trading Companies & Distributors — 1.0%

WESCO International, Inc.(1)(2)	43,000	$1,388,040

		$1,388,040

Wireless Telecommunication Services — 9.2%

Crown Castle International Corp.(1)(2)	109,400	$4,498,528
NII Holdings, Inc.(1)(2)	137,933	5,000,071
Rogers Communications, Inc., Class B(2)	89,840	3,127,331

		$12,625,930

Total Common Stocks
(identified cost $108,913,878)		$121,811,738

See notes to financial statements

17

Multi-Cap Growth Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Investment Funds — 2.2%

Security	Shares/Units	Value

Capital Markets — 2.2%

iShares Russell 2000 Index Fund	100	$6,027
Market Vectors Gold Miners ETF	55,500	2,977,575
SPDR S&P 500 ETF Trust(2)	100	10,547

Total Investment Funds
(identified cost $2,830,747)		$2,994,149

Short-Term Investments — 38.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.29%(3)(4)	$39,474	$39,473,793
Eaton Vance Cash Reserves Fund, LLC, 0.26%(3)(5)	13,065	13,065,216

Total Short-Term Investments
(identified cost $52,539,009)		$52,539,009

Total Investments — 128.7%
(identified cost $164,283,634)		$177,344,896

Other Assets, Less Liabilities — (28.7)%		$(39,579,582)

Net Assets — 100.0%		$137,765,314

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at August 31, 2010.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2010.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2010. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended August 31, 2010 was $10,407 and $0, respectively.

See notes to financial statements

18

Multi-Cap Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Unaffiliated investments, at value including $38,530,608 of securities on loan (identified cost, $111,744,625)	$124,805,887
Affiliated investments, at value (identified cost, $52,539,009)	52,539,009
Dividends receivable	38,610
Interest receivable from affiliated investment	1,208
Securities lending income receivable	15,424
Tax reclaims receivable	1,182

Total assets	$177,401,320

Liabilities

Collateral for securities loaned	$39,473,793
Payable to affiliates:
Investment adviser fee	75,856
Accrued expenses	86,357

Total liabilities	$39,636,006

Net Assets applicable to investors’ interest in Portfolio	$137,765,314

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$124,704,052
Net unrealized appreciation	13,061,262

Total	$137,765,314

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends (net of foreign taxes, $45,863)	$1,158,850
Securities lending income, net	129,378
Interest allocated from affiliated investments	21,833
Expenses allocated from affiliated investments	(11,426)

Total investment income	$1,298,635

Expenses

Investment adviser fee	$1,060,068
Trustees’ fees and expenses	6,025
Custodian fee	124,639
Legal and accounting services	45,455
Miscellaneous	10,989

Total expenses	$1,247,176

Deduct —
Reduction of custodian fee	$4

Total expense reductions	$4

Net expenses	$1,247,172

Net investment income	$51,463

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$36,717,010
Investment transactions allocated from affiliated investments	11,784
Foreign currency transactions	(8,551)

Net realized gain	$36,720,243

Change in unrealized appreciation (depreciation) —
Investments	$(33,041,360)

Net change in unrealized appreciation (depreciation)	$(33,041,360)

Net realized and unrealized gain	$3,678,883

Net increase in net assets from operations	$3,730,346

See notes to financial statements

19

Multi-Cap Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment income	$51,463	$905,124
Net realized gain (loss) from investment and foreign currency transactions	36,720,243	(120,837,622)
Net change in unrealized appreciation (depreciation) from investments	(33,041,360)	14,658,076

Net increase (decrease) in net assets from operations	$3,730,346	$(105,274,422)

Capital transactions —
Contributions	$16,025,654	$73,382,984
Withdrawals	(77,990,393)	(117,373,596)

Net decrease from capital transactions	$(61,964,739)	$(43,990,612)

Net decrease in net assets	$(58,234,393)	$(149,265,034)

Net Assets

At beginning of year	$195,999,707	$345,264,741

At end of year	$137,765,314	$195,999,707

See notes to financial statements

20

Multi-Cap Growth Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,

	2010	2009	2008	2007		2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.74%	0.75%	0.70%	0.74%		0.75	%(2)
Net investment income	0.03%	0.57%	0.79%	0.95	%(3)	0.15%
Portfolio Turnover	211%	274%	206%	144%		208%

Total Return	(0.71)%	(30.08)%	2.84%	37.91%		8.06%

Net assets, end of year (000’s omitted)	$137,765	$196,000	$345,265	$178,064		$122,415

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended August 31, 2006).

(3)	Includes special dividends equal to 0.88% of average daily net assets.

See notes to financial statements

21

Multi-Cap Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2010, Eaton Vance Multi-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 92.2% and 1.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

22

Multi-Cap Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to and including $300 million and 0.50% on average daily net assets over $300 million and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended August 31, 2010, the Portfolio’s investment adviser fee totaled $1,069,835 of which $9,767 was allocated from Cash Management Portfolio and $1,060,068 was paid or accrued directly by the Portfolio. For the year ended August 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.625% of the Portfolio’s average daily net assets.

During the year ended August 31, 2010, EVM reimbursed the Portfolio $5,358 for a trading error. The effect of the loss incurred and the reimbursement by EVM of such amount had no impact on total return.

23

Multi-Cap Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $337,943,489 and $403,328,766, respectively, for the year ended August 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$165,079,007

Gross unrealized appreciation	$18,325,128
Gross unrealized depreciation	(6,059,239)

Net unrealized appreciation	$12,265,889

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2010.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $51,657 for the year ended August 31, 2010. At August 31, 2010, the value of the securities loaned and the value of the collateral received amounted to $38,530,608 and $39,473,793, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$121,811,738	$—	$—	$121,811,738
Investment Funds	2,994,149	—	—	2,994,149
Short-Term Investments	—	52,539,009	—	52,539,009

Total Investments	$124,805,887	$52,539,009	$—	$177,344,896

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

24

Multi-Cap Growth Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The Portfolio held no investments or other financial instruments as of August 31, 2009 whose fair value was determined using Level 3 inputs.

8   Plan of Reorganization

In June 2010, the Trustees of the Portfolio approved an Agreement and Plan of Reorganization whereby Eaton Vance Multi-Cap Growth Fund (the Fund) would acquire substantially all the assets and assume substantially all the liabilities of Eaton Vance Global Growth Fund in exchange for shares of the Fund. The proposed reorganization was approved by the shareholders of Eaton Vance Global Growth Fund on October 8, 2010. In connection with the proposed reorganization, the Fund will transfer investments and related assets acquired to the Portfolio.

25

Multi-Cap Growth Portfolio as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Multi-Cap Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for each of the two years in the period ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Multi-Cap Growth Portfolio as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 20, 2010

26

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

27

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Multi-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

28

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

29

Eaton Vance Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios	Other Directorships
	with the	Office and	Principal Occupation(s)	in Fund Complex	Held During the
Name and	Trust and	Length of	During Past Five Years	Overseen By	Last Five
Date of Birth	the Portfolio	Service	and Other Relevant Experience	Trustee(1)	Years(2)

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 185 registered investment companies and 2 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	185	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	185	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	185	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	185	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	185	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	185	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

30

Eaton Vance Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios	Other Directorships
	with the	Office and	Principal Occupation(s)	in Fund Complex	Held During the
Name and	Trust and	Length of	During Past Five Years	Overseen By	Last Five
Date of Birth	the Portfolio	Service	and Other Relevant Experience	Trustee(1)	Years(2)

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	185	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	185	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	185	None

Principal Officers who are not Trustees

Position(s)
	with the	Term of Office
Name and	Trust and	and Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Investment Adviser of Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Multi-Cap Growth Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

444-10/10	GFSRC

Annual Report August 31 , 2010 EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

OrbiMed Advisors, LLC
Samuel D. Isaly
Lead Portfolio Manager
Sven H. Borho, CFA
Geoffrey C. Hsu, CFA
Richard D. Klemm, Ph.D., CFA
Trevor M. Polischuk, Ph.D.
•	Global equity markets had widely mixed results during the year ending August 31, 2010. After a strong start, equity markets sold off during the second half of the period amid worries about a collapse in euro zone finances and soft economic data that raised concerns about a possible double-dip recession in the developed market economies.

•	The world health care sector underperformed the broad U.S. stock market for the 12 months, initially due to uncertainties about the impacts of U.S. health care reform on companies in the sector, as well as investors’ rotation into more-cyclical market sectors during last year’s rally across world equity markets. However, the passage of health care reform legislation in March 2010 removed an important investor sentiment overhang that had caused many generalist investors to underweight health care.

•	The second half of the 12-month period was not without its own set of difficulties for the health care sector, although much of the downdraft was related to concerns about sovereign debt problems in the euro zone and softer economic growth, and not specifically to health care. Valuations of health care companies continued to be very attractive during the period, with biopharmaceutical companies in particular near their cheapest levels in history by many measures.
Management Discussion
•	The Fund[1] posted a single-digit gain for the year ending August 31, 2010, but trailed its primary benchmark, the S&P 500 Index (the Index), a common measure of the performance of large-cap stocks in the U.S. market. Against the MSCI World Health Care Index, however, the Fund outperformed, and it also outpaced the average return of funds within its Lipper peer group (except for Class I shares, which were not in existence for the full 12-month period).[2]

•	The Fund underperformed the Index primarily because the health care sector lagged the broad U.S. stock market during the fiscal year. However, the Fund outperformed the MSCI World Health Care Index for a variety of reasons. A major source of alpha, or excess return versus the MSCI World Health Care Index, was the Fund’s focus on generic
Total Return Performance
8/31/09 — 8/31/10

Class A3	4.44%
Class B3	3.72
Class C3	3.72
Class I3	2.32	*
Class R3	4.16
S&P 500 Index[2]	4.93
MSCI World Health Care Index[2]	0.56
Lipper Health/Biotechnology Funds Average[2]	2.39

*	Performance is cumulative since share class inception on 10/1/09.

See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Worldwide Health Sciences Portfolio, with the same investment objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI World Health Care Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value. Class A, Class I and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
drug makers in Japan, a secular theme that management continued to invest in during the period. The Fund’s overweighting in biotechnology companies and underweighting in pharmaceuticals also helped, as biotech outperformed pharma during the period. In addition, the Fund outperformed on the basis of stock selection in certain disease-fighting areas.

•	Performance was held back—especially during the second calendar quarter—by the Fund’s holdings in U.S. biotech companies, which were punished by investors looking to reduce risk. The Fund’s European holdings also detracted during the quarter, as concerns about sovereign debt in the euro zone pushed European equity markets lower.

•	Management continued to emphasize U.S.-based companies in the biotechnology industry, while holding relatively modest positions in Europe and Japan. Within Europe, the Fund held a mix of specialty and large pharmaceutical companies; in Japan, its holdings were more focused on generic drug manufacturers.
Top 10 Holdings1
By net assets

Bristol-Myers Squibb Co.	5.2%
Roche Holding AG	4.2
Genzyme Corp.	4.1
Shire PLC ADR	4.1
Sawai Pharmaceutical Co., Ltd.	4.0
Pfizer, Inc.	3.9
Amgen, Inc.	3.8
Merck & Co., Inc.	3.7
Novartis AG	3.6
Endo Pharmaceuticals Holdings, Inc.	3.1

[1]	Top 10 Holdings represented 39.7% of the Portfolio’s net assets as of 8/31/10. Excludes cash equivalents.
Portfolio Composition
Regional Distribution2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 8/31/10.
Market Capitalization Distribution3
By net assets

[3]	As a percentage of the Portfolio’s net assets as of 8/31/10.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance, and the MSCI World Health Care Index, an unmanaged index of health care sector equities within the MSCI World Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index and the MSCI World Health Care Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I		Class R
Share Class Symbol	ETHSX	EMHSX	ECHSX	EIHSX		ERHSX

Average Annual Total Returns (at net asset value)
One Year	4.44%	3.72%	3.72%	N.A.		4.16%
Five Years	3.11	2.36	2.36	N.A.		2.86
Ten Years	1.19	0.44	0.44	N.A.		N.A.
Life of Fund†	13.07	9.03	8.75	2.32	%††	3.82

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	- 1.54%	- 1.28%	2.72%	N.A.		4.16%
Five Years	1.90	2.06	2.36	N.A.		2.86
Ten Years	0.59	0.44	0.44	N.A.		N.A.
Life of Fund†	12.80	9.03	8.75	2.32	%††	3.82

†	Inception dates -— Class A: 7/26/85; Class B: 9/23/96; Class C: 1/5/98; Class I: 10/1/09; and Class R: 9/8/03

††	Performance is cumulative since class inception.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares and Class R shares are offered at net asset value. Class A, Class I and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Expense Ratio	2.11%	2.86%	2.86%	1.86%	2.36%

[2]	Source: Prospectus dated 1/1/10.

*	Source: MSCI Inc., Lipper Inc. Class A of the Fund commenced investment operations on 7/26/85.

A $10,000 hypothetical investment at net asset value in Class B shares on 8/31/00, Class C shares on 8/31/00, Class I shares on 10/1/09 (commencement of operations) and Class R shares on 9/8/03 (commencement of operations) would have been valued at $10,449, $10,453, $10,232 and $12,990, respectively, on 8/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010 – August 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Worldwide Health Sciences Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/10)	(8/31/10)	(3/1/10 – 8/31/10)

Actual
Class A	$1,000.00	$979.60	$10.18
Class B	$1,000.00	$976.10	$13.85
Class C	$1,000.00	$976.10	$13.90
Class I	$1,000.00	$979.60	$8.98
Class R	$1,000.00	$977.20	$11.46

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.90	$10.36
Class B	$1,000.00	$1,011.20	$14.09
Class C	$1,000.00	$1,011.10	$14.14
Class I	$1,000.00	$1,016.10	$9.15
Class R	$1,000.00	$1,013.60	$11.67

*	Expenses are equal to the Fund’s annualized expense ratio of 2.04% for Class A shares, 2.78% for Class B shares, 2.79% for Class C shares, 1.80% for Class I shares and 2.30% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $961,465,056)	$1,048,272,277
Receivable for Fund shares sold	327,688

Total assets	$1,048,599,965

Liabilities

Payable for Fund shares redeemed	$2,270,375
Payable to affiliates:
Management fee	218,526
Distribution and service fees	426,610
Accrued expenses	565,513

Total liabilities	$3,481,024

Net Assets	$1,045,118,941

Sources of Net Assets

Paid-in capital	$899,232,579
Accumulated net realized gain from Portfolio	59,079,141
Net unrealized appreciation from Portfolio	86,807,221

Total	$1,045,118,941

Class A Shares

Net Assets	$679,192,532
Shares Outstanding	74,574,078
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.11
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.67

Class B Shares

Net Assets	$98,853,533
Shares Outstanding	10,519,852
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.40

Class C Shares

Net Assets	$210,624,410
Shares Outstanding	22,415,810
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.40

Class I Shares

Net Assets	$38,987,599
Shares Outstanding	4,273,129
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.12

Class R Shares

Net Assets	$17,460,867
Shares Outstanding	1,847,246
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.45

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $543,054)	$12,625,519
Interest allocated from Portfolio	38,038
Miscellaneous income	133,163
Expenses allocated from Portfolio	(15,032,330)

Total investment loss	$(2,235,610)

Expenses

Management fee	$2,711,124
Distribution and service fees
Class A	1,791,703
Class B	1,412,791
Class C	2,295,833
Class R	81,338
Trustees’ fees and expenses	500
Custodian fee	30,660
Transfer and dividend disbursing agent fees	2,440,738
Legal and accounting services	109,719
Printing and postage	184,886
Registration fees	79,256
Miscellaneous	53,770

Total expenses	$11,192,318

Net investment loss	$(13,427,928)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$67,210,685
Foreign currency transactions	(207,557)

Net realized gain	$67,003,128

Change in unrealized appreciation (depreciation) —
Investments	$(5,691,696)
Foreign currency	(298,631)

Net change in unrealized appreciation (depreciation)	$(5,990,327)

Net realized and unrealized gain	$61,012,801

Net increase in net assets from operations	$47,584,873

See notes to financial statements

5

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment loss	$(13,427,928)	$(16,509,611)
Net realized gain from investment and foreign currency transactions	67,003,128	39,928,750
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(5,990,327)	(181,257,513)

Net increase (decrease) in net assets from operations	$47,584,873	$(157,838,374)

Distributions to shareholders —
From net realized gain
Class A	$(566,434)	$(126,936,319)
Class B	(119,565)	(32,742,907)
Class C	(178,294)	(33,381,021)
Class I	(28,566)	—
Class R	(11,573)	(1,487,876)

Total distributions to shareholders	$(904,432)	$(194,548,123)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$77,400,090	$167,799,033
Class B	3,832,417	9,784,260
Class C	13,830,163	29,274,295
Class I	44,747,263	—
Class R	8,649,695	8,576,498
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	508,776	110,071,790
Class B	102,673	27,514,436
Class C	129,908	23,782,263
Class I	9,229	—
Class R	10,421	1,350,299
Cost of shares redeemed
Class A	(219,819,068)	(404,541,769)
Class B	(37,586,513)	(54,263,515)
Class C	(49,648,730)	(55,465,012)
Class I	(7,539,094)	—
Class R	(5,192,084)	(4,868,788)
Net asset value of shares exchanged
Class A	57,681,329	56,487,895
Class B	(57,681,329)	(56,487,895)
Redemption fees	24,228	41,604

Net decrease in net assets from Fund share transactions	$(170,540,626)	$(140,944,606)

Net decrease in net assets	$(123,860,185)	$(493,331,103)

	Year Ended	Year Ended
Net Assets	August 31, 2010	August 31, 2009

At beginning of year	$1,168,979,126	$1,662,310,229

At end of year	$1,045,118,941	$1,168,979,126

Accumulated undistributed net investment income included in net assets

At end of year	$—	$117,636

See notes to financial statements

6

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended August 31,

	2010	2009	2008		2007		2006

Net asset value — Beginning of year	$8.730	$10.900	$11.950		$11.230		$10.870

Income (Loss) From Operations

Net investment loss(1)	$(0.086)	$(0.087)	$(0.033)		$(0.049)		$(0.075)
Net realized and unrealized gain (loss)	0.473	(0.737)	0.783		0.940		0.435

Total income (loss) from operations	$0.387	$(0.824)	$0.750		$0.891		$0.360

Less Distributions

From net realized gain	$(0.007)	$(1.346)	$(1.800)		$(0.171)		$—

Total distributions	$(0.007)	$(1.346)	$(1.800)		$(0.171)		$—

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000	(2)	$0.000	(2)

Net asset value — End of year	$9.110	$8.730	$10.900		$11.950		$11.230

Total Return(3)	4.44%	(6.40)%	6.86%		8.00%		3.31%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$679,193	$734,686	$1,031,342		$1,058,768		$1,277,200
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.07%	2.11%	1.52	%(6)	1.32	%(6)	1.49	%(6)
Net investment loss	(0.94)%	(1.03)%	(0.31)%		(0.42)%		(0.68)%
Portfolio Turnover of the Portfolio	48%	54%	69%		46%		14%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007 and 2006).

See notes to financial statements

7

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended August 31,

	2010	2009	2008		2007		2006

Net asset value — Beginning of year	$9.070	$11.340	$12.450		$11.780		$11.480

Income (Loss) From Operations

Net investment loss(1)	$(0.161)	$(0.158)	$(0.118)		$(0.142)		$(0.168)
Net realized and unrealized gain (loss)	0.498	(0.766)	0.808		0.983		0.468

Total income (loss) from operations	$0.337	$(0.924)	$0.690		$0.841		$0.300

Less Distributions

From net realized gain	$(0.007)	$(1.346)	$(1.800)		$(0.171)		$—

Total distributions	$(0.007)	$(1.346)	$(1.800)		$(0.171)		$—

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000	(2)	$0.000	(2)

Net asset value — End of year	$9.400	$9.070	$11.340		$12.450		$11.780

Total Return(3)	3.72%	(7.10)%	6.03%		7.20%		2.61%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$98,854	$182,893	$321,888		$429,929		$554,897
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.82%	2.86%	2.27	%(6)	2.07	%(6)	2.24	%(6)
Net investment loss	(1.71)%	(1.79)%	(1.06)%		(1.17)%		(1.43)%
Portfolio Turnover of the Portfolio	48%	54%	69%		46%		14%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007 and 2006).

See notes to financial statements

8

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended August 31,

	2010	2009	2008		2007		2006

Net asset value — Beginning of year	$9.070	$11.350	$12.450		$11.780		$11.480

Income (Loss) From Operations

Net investment loss(1)	$(0.160)	$(0.157)	$(0.118)		$(0.142)		$(0.167)
Net realized and unrealized gain (loss)	0.497	(0.777)	0.818		0.983		0.467

Total income (loss) from operations	$0.337	$(0.934)	$0.700		$0.841		$0.300

Less Distributions

From net realized gain	$(0.007)	$(1.346)	$(1.800)		$(0.171)		$—

Total distributions	$(0.007)	$(1.346)	$(1.800)		$(0.171)		$—

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000	(2)	$0.000	(2)

Net asset value — End of year	$9.400	$9.070	$11.350		$12.450		$11.780

Total Return(3)	3.72%	(7.18)%	6.12%		7.20%		2.61%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$210,624	$237,891	$298,695		$339,812		$424,176
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.82%	2.86%	2.27	%(6)	2.07	%(6)	2.24	%(6)
Net investment loss	(1.69)%	(1.80)%	(1.06)%		(1.17)%		(1.43)%
Portfolio Turnover of the Portfolio	48%	54%	69%		46%		14%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007 and 2006).

See notes to financial statements

9

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	August 31, 2010(1)

Net asset value — Beginning of period	$8.920

Income (Loss) From Operations

Net investment loss(2)	$(0.053)
Net realized and unrealized gain	0.260

Total income from operations	$0.207

Less Distributions

From net realized gain	$(0.007)

Total distributions	$(0.007)

Redemption fees(2)	$0.000	(3)

Net asset value — End of period	$9.120

Total Return(4)	2.32	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,988
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.82	%(8)
Net investment loss	(0.63	)%(8)
Portfolio Turnover of the Portfolio	48	%(9)

(1)	For the period from the commencement of operations, October 1, 2009, to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended August 31, 2010.

See notes to financial statements

10

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended August 31,

	2010	2009	2008		2007		2006

Net asset value — Beginning of year	$9.080	$11.300	$12.350		$11.630		$11.280

Income (Loss) From Operations

Net investment loss(1)	$(0.111)	$(0.113)	$(0.061)		$(0.082)		$(0.106)
Net realized and unrealized gain (loss)	0.488	(0.761)	0.811		0.973		0.456

Total income (loss) from operations	$0.377	$(0.874)	$0.750		$0.891		$0.350

Less Distributions

From net realized gain	$(0.007)	$(1.346)	$(1.800)		$(0.171)		$—

Total distributions	$(0.007)	$(1.346)	$(1.800)		$(0.171)		$—

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000	(2)	$—

Net asset value — End of year	$9.450	$9.080	$11.300		$12.350		$11.630

Total Return(3)	4.16%	(6.63)%	6.62%		7.73%		3.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$17,461	$13,508	$10,386		$7,265		$5,664
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.32%	2.36%	1.77	%(6)	1.57	%(6)	1.74	%(6)
Net investment loss	(1.17)%	(1.30)%	(0.55)%		(0.68)%		(0.92)%
Portfolio Turnover of the Portfolio	48%	54%	69%		46%		14%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007 and 2006).

See notes to financial statements

11

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The

12

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A, Class I and Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2010 and August 31, 2009 was as follows:

	Year Ended August 31,
	2010	2009

Distributions declared from:
Ordinary income	$—	$3,873,830
Long-term capital gains	$904,432	$190,674,293

During the year ended August 31, 2010, accumulated net realized gain was decreased by $7,070,551, accumulated net investment loss was decreased by $13,310,292 and paid-in capital was decreased by $6,239,741 due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$60,755,102
Net unrealized appreciation	$85,131,260

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. Pursuant to the management fee agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion, 0.217% from $1 billion up to $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more, and is payable monthly. For the year ended August 31, 2010, the management fee was equivalent to 0.24% of the Fund’s average daily net assets and amounted to $2,711,124.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2010, EVM earned $107,045 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $75,066 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2010. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organization.

13

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2010 amounted to $1,791,703 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2010, the Fund paid or accrued to EVD $1,059,593 and $1,721,875 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $9,321,000 and $59,507,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2010, the Fund paid or accrued to EVD $40,669, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2010 amounted to $353,198, $573,958 and $40,669 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2010, the Fund was informed that EVD received approximately $2,000, $108,000 and $11,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended August 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $15,272,246 and $198,132,953, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

14

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended August 31,
Class A	2010	2009

Sales	8,457,971	19,607,359
Issued to shareholders electing to receive payments of distributions in Fund shares	56,406	13,793,457
Redemptions	(24,342,490)	(50,581,854)
Exchange from Class B shares	6,242,388	6,742,220

Net decrease	(9,585,725)	(10,438,818)

	Year Ended August 31,
Class B	2010	2009

Sales	401,265	1,122,004
Issued to shareholders electing to receive payments of distributions in Fund shares	10,969	3,303,054
Redemptions	(4,019,997)	(6,170,065)
Exchange to Class A shares	(6,028,006)	(6,477,377)

Net decrease	(9,635,769)	(8,222,384)

	Year Ended August 31,
Class C	2010	2009

Sales	1,454,042	3,367,884
Issued to shareholders electing to receive payments of distributions in Fund shares	13,879	2,855,013
Redemptions	(5,269,412)	(6,330,077)

Net decrease	(3,801,491)	(107,180)

	Period Ended
Class I	August 31, 2010(1)

Sales	5,094,165
Issued to shareholders electing to receive payments of distributions in Fund shares	1,023
Redemptions	(822,059)

Net increase	4,273,129

	Year Ended August 31,
Class R	2010	2009

Sales	907,226	966,849
Issued to shareholders electing to receive payments of distributions in Fund shares	1,111	162,491
Redemptions	(548,327)	(560,854)

Net increase	360,010	568,486

(1)	Class I commenced operations on October 1, 2009.

For the years ended August 31, 2010 and August 31, 2009, the Fund received $24,228 and $41,604, respectively, in redemption fees.

15

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2010

16

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and capital gain dividends.

Qualified Dividend Income. The Fund designates $12,904,270 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gain Dividends. The Fund designates $904,432 as a capital gain dividend.

17

Worldwide Health Sciences Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.71%

			Percentage of
Security	Shares	Value	Net Assets

Major Capitalization - Europe — 17.38%(1)

Actelion, Ltd.(2)	280,000	$11,979,684	1.14%
Covidien PLC	365,000	12,899,100	1.23
Novartis AG	730,000	38,267,823	3.65
Roche Holding AG	323,000	43,814,804	4.18
Shire PLC ADR	660,000	42,702,000	4.08
Smith and Nephew PLC	925,000	7,655,149	0.73
Warner Chilcott PLC, Class A(2)	875,000	24,867,500	2.37

		$182,186,060	17.38%

Major Capitalization - Far East — 1.08%(1)

Mitsubishi Tanabe Pharma Corp.	725,000	$11,359,503	1.08%

		$11,359,503	1.08%

Major Capitalization - North America — 52.44%(1)

Aetna, Inc.	670,000	$17,902,400	1.71%
Allergan, Inc.	465,000	28,560,300	2.72
Amgen, Inc.(2)	790,000	40,321,600	3.85
Baxter International, Inc.	416,000	17,704,960	1.69
Bristol-Myers Squibb Co.	2,085,000	54,376,800	5.19
Celgene Corp.(2)	240,000	12,364,800	1.18
Dendreon Corp.(2)	467,600	16,758,784	1.60
Genzyme Corp.(2)	610,000	42,767,100	4.08
Gilead Sciences, Inc.(2)	950,000	30,267,000	2.89
Hospira, Inc.(2)	440,000	22,598,400	2.15
Human Genome Sciences, Inc.(2)	628,000	18,268,520	1.74
Illumina, Inc.(2)	630,000	27,020,700	2.58
Johnson & Johnson	356,000	20,299,120	1.94
Merck & Co., Inc.	1,100,000	38,676,000	3.69
Perrigo Co.	400,000	22,796,000	2.17
Pfizer, Inc.	2,550,000	40,621,500	3.87
Stryker Corp.	220,000	9,501,800	0.91
Thermo Fisher Scientific, Inc.(2)	481,900	20,297,628	1.94
UnitedHealth Group, Inc.	650,000	20,618,000	1.97
Vertex Pharmaceuticals, Inc.(2)	620,000	20,670,800	1.97
WellPoint, Inc.(2)	350,000	17,388,000	1.66
Zimmer Holdings, Inc.(2)	210,000	9,905,700	0.94

		$549,685,912	52.44%

Small & Mid Capitalization -Europe — 3.07%(1)

Elan Corp. PLC ADR(2)	3,800,000	$16,644,000	1.59%
Given Imaging, Ltd.(2)	299,500	4,309,805	0.41
Lonza Group AG	135,000	11,176,993	1.07

		$32,130,798	3.07%

Small & Mid Capitalization - Far East — 9.50%(1)

Nichi-Iko Pharmaceutical Co., Ltd.	815,000	$29,487,179	2.81%
Sawai Pharmaceutical Co., Ltd.	410,000	42,003,063	4.01
Towa Pharmaceutical Co., Ltd.	470,000	28,131,850	2.68

		$99,622,092	9.50%

Small & Mid Capitalization - North America — 12.24%(1)

Align Technology, Inc.(2)	675,000	$10,816,875	1.03%
Allos Therapeutics, Inc.(2)	2,883,000	10,522,950	1.00
BioMarin Pharmaceutical, Inc.(2)	1,302,000	26,417,580	2.52
Cubist Pharmaceuticals, Inc.(2)	1,153,100	25,402,793	2.42
Endo Pharmaceuticals Holdings, Inc.(2)	1,200,000	32,604,000	3.11
Momenta Pharmaceuticals, Inc.(2)	735,800	10,632,310	1.02
NPS Pharmaceuticals, Inc.(2)	1,834,400	11,941,944	1.14

		$128,338,452	12.24%

Total Common Stocks
(identified cost $919,881,317)		$1,003,322,817

Convertible Preferred Stocks — 1.54%

			Percentage of
Security	Shares	Value	Net Assets

Major Capitalization - North America — 1.54%(1)

Mylan, Inc., 6.50%	15,380	$16,108,704	1.54%

		$16,108,704	1.54%

Total Convertible Preferred Stocks
(identified cost $12,746,175)		$16,108,704

See notes to financial statements

18

Worldwide Health Sciences Portfolio as of August 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Call Options Purchased — 0.0%

	Number of	Strike	Expiration		Percentage of
Description	Contracts	Price	Date	Value	Net Assets

Small & Mid Capitalization - North America — 0.00%(1)

Orchid Cellmark, Inc.(2)(3)	1,600	$21.7	7/24/2011	$0	0.00%
Orchid Cellmark, Inc.(2)(3)	649	23.5	7/24/2011	0	0.00
Orchid Cellmark, Inc.(2)(3)	649	8.05	9/29/2011	0	0.00

				$0	0.00%

Total Call Options Purchased
(identified cost $0)				$0

Short-Term Investments — 2.02%

	Interest		Percentage of
Description	(000’s Omitted)	Value	Net Assets

Eaton Vance Cash Reserves Fund, LLC, 0.26%(4)(5)	$21,226	$21,225,519	2.02%

Total Short-Term Investments
(identified cost $21,225,519)		$21,225,519

Total Investments
(identified cost $953,853,011)		$1,040,657,040	99.27%

Other Assets, Less Liabilities		$7,615,545	0.73%

Net Assets		$1,048,272,585	100.00%

ADR - American Depositary Receipt

(1)	Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2010.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended August 31, 2010 was $11,884 and $0, respectively.

See notes to financial statements

19

Worldwide Health Sciences Portfolio as of August 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $932,627,492)	$1,019,431,521
Affiliated investment, at value (identified cost, $21,225,519)	21,225,519
Dividends receivable	699,490
Interest receivable from affiliated investment	2,846
Receivable for investments sold	6,615,827
Tax reclaims receivable	1,999,473

Total assets	$1,049,974,676

Liabilities

Payable for investments purchased	$350,206
Payable to affiliates:
Investment adviser fee	952,297
Administration fee	196,110
Accrued expenses	203,478

Total liabilities	$1,702,091

Net Assets applicable to investors’ interest in Portfolio	$1,048,272,585

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$961,398,333
Net unrealized appreciation	86,874,252

Total	$1,048,272,585

Statement of Operations

For the Year Ended
August 31, 2010

Investment Income

Dividends (net of foreign taxes, $543,054)	$12,625,522
Interest allocated from affiliated investments	38,038
Expenses allocated from affiliated investments	(26,154)

Total investment income	$12,637,406

Expenses

Investment adviser fee	$12,008,229
Administration fee	2,431,496
Trustees’ fees and expenses	38,292
Custodian fee	385,511
Legal and accounting services	87,970
Miscellaneous	54,732

Total expenses	$15,006,230

Deduct —
Reduction of custodian fee	$54

Total expense reductions	$54

Net expenses	$15,006,176

Net investment loss	$(2,368,770)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$67,242,777
Investment transactions allocated from affiliated investments	(32,077)
Foreign currency transactions	(207,557)

Net realized gain	$67,003,143

Change in unrealized appreciation (depreciation) —
Investments	$(5,691,699)
Foreign currency	(298,627)

Net change in unrealized appreciation (depreciation)	$(5,990,326)

Net realized and unrealized gain	$61,012,817

Net increase in net assets from operations	$58,644,047

See notes to financial statements

20

Worldwide Health Sciences Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2010	August 31, 2009

From operations —
Net investment loss	$(2,368,770)	$(3,484,727)
Net realized gain from investment and foreign currency transactions	67,003,143	39,928,758
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(5,990,326)	(181,257,538)

Net increase (decrease) in net assets from operations	$58,644,047	$(144,813,507)

Capital transactions —
Contributions	$15,272,246	$179,128,503
Withdrawals	(198,132,953)	(526,382,216)

Net decrease from capital transactions	$(182,860,707)	$(347,253,713)

Net decrease in net assets	$(124,216,660)	$(492,067,220)

Net Assets

At beginning of year	$1,172,489,245	$1,664,556,465

At end of year	$1,048,272,585	$1,172,489,245

See notes to financial statements

21

Worldwide Health Sciences Portfolio as of August 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended August 31,

	2010	2009	2008		2007		2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.32%	1.34%	0.81	%(2)	0.62	%(2)	0.81	%(2)
Net investment income (loss)	(0.21)%	(0.28)%	0.39%		0.28%		(0.01)%
Portfolio Turnover	48%	54%	69%		46%		14%

Total Return	5.22%	(5.67)%	7.62%		8.76%		4.03%

Net assets, end of year (000’s omitted)	$1,048,273	$1,172,489	$1,664,556		$1,841,728		$2,268,551

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007 and 2006).

See notes to financial statements

22

Worldwide Health Sciences Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2010, Eaton Vance Worldwide Health Sciences Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

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Worldwide Health Sciences Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and OrbiMed, the fee is computed at an annual rate of 1.00% of the Portfolio’s first $30 million in average daily net assets, 0.90% of the next $20 million, 0.75% of the next $450 million, 0.70% from $500 million up to $1 billion, 0.65% from $1 billion up to $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more, and is payable monthly. In addition, effective September 1, 1997, OrbiMed’s fee is subject to an upward or downward performance adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor’s 500 Index over a 36-month performance period. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended August 31, 2010, the Portfolio’s investment adviser fee totaled $12,030,210 of which $21,981 was allocated from Cash Management

24

Worldwide Health Sciences Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Portfolio and $12,008,229 was paid or accrued directly by the Portfolio. For the year ended August 31, 2010, the investment adviser fee, including an upward performance adjustment of $3,777,051, and including the portion allocated from Cash Management Portfolio, was equivalent to 1.06% of the Portfolio’s average daily net assets.

The administration fee is earned by EVM as compensation for administrative services rendered to the Portfolio. Pursuant to the administration agreement and subsequent fee reduction agreements between the Portfolio and EVM, the fee is computed at an annual rate of 0.225% of the Portfolio’s average daily net assets up to $500 million, 0.208% from $500 million up to $1 billion, 0.192% from $1 billion up to $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more. For the year ended August 31, 2010, the administration fee was equivalent to 0.21% of the Portfolio’s average daily net assets and amounted to $2,431,496.

Except for Trustees of the Portfolio who are not members of OrbiMed’s or EVM’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $529,003,680 and $710,007,592, respectively, for the year ended August 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$955,528,972

Gross unrealized appreciation	$180,350,789
Gross unrealized depreciation	(95,222,721)

Net unrealized appreciation	$85,128,068

The net unrealized appreciation on foreign currency transactions at August 31, 2010 on a federal income tax basis was $70,223.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2010.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Concentration of Risk

As the Portfolio concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new

25

Worldwide Health Sciences Portfolio as of August 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

products and the expiration of patent rights. The value of the Portfolio’s shares can also be impacted by regulatory activities that affect health sciences companies.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Major Capitalization – Europe	$80,468,600	$101,717,460		$—	$182,186,060
Major Capitalization – Far East	—	11,359,503		—	11,359,503
Major Capitalization – North America	549,685,912	—		—	549,685,912
Small & Mid Capitalization – Europe	20,953,805	11,176,993		—	32,130,798
Small & Mid Capitalization – Far East	—	99,622,092		—	99,622,092
Small & Mid Capitalization – North America	128,338,452	—		—	128,338,452

Total Common Stocks	$779,446,769	$223,876,048	*	$—	$1,003,322,817

Convertible Preferred Stocks
Major Capitalization – North America	$16,108,704	$—		$—	$16,108,704

Total Convertible Preferred Stocks	$16,108,704	$—		$—	$16,108,704

Call Options Purchased	$—	$—		$0	$0
Short-Term Investments	—	21,225,519		—	21,225,519

Total Investments	$795,555,473	$245,101,567		$0	$1,040,657,040

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Call Options Purchased

Balance as of August 31, 2009	$13
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	(13)
Net purchases (sales)	—
Accrued discount (premium)	—
Net transfers to (from) Level 3	—

Balance as of August 31, 2010	$0

Change in net unrealized appreciation (depreciation) on investments still held as of August 31, 2010*	$(13)

*	Amount is included in the related amount on investments in the Statement of Operations.

All Level 3 investments held at August 31, 2010 were valued at $0.

26

Worldwide Health Sciences Portfolio as of August 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Worldwide Health Sciences Portfolio:
We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for each of the two years in the period ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2010

27

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and subadvisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the agreement of Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, pursuant to which OrbiMed Advisors, LLC (“OrbiMed”) provides investment advisory services (the “investment advisory agreement”), the agreement pursuant to which Eaton Vance Management (“EVM”) provides administrative services to the Portfolio (the “management agreement”) and the agreement pursuant to which EVM provides administrative services to the Fund (the “administration agreement”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the management agreement for the Portfolio and the administration agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the management agreement of the Portfolio and the administration agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by OrbiMed, to the Portfolio and to the Fund by EVM.

The Board considered OrbiMed’s and EVM’s management capabilities and OrbiMed’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted OrbiMed’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at OrbiMed were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of OrbiMed, EVM and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of OrbiMed and EVM and their affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

29

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by OrbiMed and EVM, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the management agreement and the administration agreement, as applicable.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including the management and administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

In considering the management fees and the Fund’s total expense ratio, the Board noted that the advisory fee is subject to a performance-based adjustment that is intended to align the interests of OrbiMed with the interests of shareholders and that the performance-based adjustment varies based on the Fund’s performance relative to its benchmark index and its average daily net assets over the entire performance measurement period. The Board further noted that, for the performance measurement period ended September 30, 2009, the performance-based adjustment had a material effect on the amount of management fees and the total expense ratio of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by OrbiMed and EVM, the Board concluded that the management fees charged for services provided pursuant to the investment advisory agreement, the management agreement and the administration agreement are reasonable.

Profitability

The Board reviewed the level of profits realized by OrbiMed and EVM and their respective affiliates in providing services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by OrbiMed or EVM without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by OrbiMed or EVM in connection with their relationships with the Portfolio and the Fund, including the benefits to OrbiMed of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to EVM of payments by OrbiMed to an affiliate of EVM to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by OrbiMed and EVM are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which OrbiMed and EVM, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and OrbiMed’s and EVM’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by OrbiMed and EVM, on the one hand, and the Portfolio and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

30

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “OrbiMed” refers to OrbiMed Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years	Overseen By	Other Directorships Held
Date of Birth	the Portfolio	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 185 registered investment companies and 2 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	185	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	185	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	185	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Chief Financial Officer, Aveon Group, L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	185	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	185	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	185	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

31

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years	Overseen By	Other Directorships Held
Date of Birth	the Portfolio	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	185	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	185	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	185	None

Principal Officers who are not Trustees

Term of
	Position(s) with	Office and
Name and	the Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Samuel D. Isaly(3) 3/12/45	President of the Portfolio	Since 2002	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Portfolio	Since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 185 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

(3)	The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors, LLC
767 3rd Avenue
New York, NY 10017

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Worldwide Health Sciences Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

426-10/10	HSSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Asian Small Companies Fund, Eaton Vance Global Growth Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Multi-Cap Growth Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 8 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2009 and August 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.
Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/09	8/31/10

Audit Fees	$11,325	$9,775
Audit-Related Fees(1)	$0	$1,550
Tax Fees(2)	$6,190	$6,190
All Other Fees(3)	$1,500	$1,400
Total	$19,015	$18,915
Eaton Vance Global Growth Fund

Fiscal Years Ended	8/31/09	8/31/10

Audit Fees	$22,000	$20,450
Audit-Related Fees(1)	$0	$1,550
Tax Fees(2)	$10,130	$10,130
All Other Fees(3)	$1,500	$1,400
Total	$33,630	$33,530

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/09	8/31/10

Audit Fees	$13,815	$12,265
Audit-Related Fees(1)	$0	$1,550
Tax Fees(2)	$6,190	$6,190
All Other Fees(3)	$1,500	$1,400
Total	$21,505	$21,405
Eaton Vance Multi-Cap Growth Fund

Fiscal Years Ended	8/31/09	8/31/10

Audit Fees	$24,000	$22,450
Audit-Related Fees(1)	$0	$1,550
Tax Fees(2)	$10,130	$10,130
All Other Fees(3)	$1,500	$1,400
Total	$35,630	$35,530
Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/09	8/31/10

Audit Fees	$25,000	$23,450
Audit-Related Fees(1)	$0	$1,550
Tax Fees(2)	$10,130	$10,130
All Other Fees(3)	$1,500	$1,400
Total	$36,630	$36,530

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/08	8/31/09	9/30/09	8/31/10

Audit Fees	$23,530	$96,140	$21,460	$88,390
Audit-Related Fees(1)	$0	$0	$0	$7,750
Tax Fees(2)	$13,540	$42,770	$13,540	$42,770
All Other Fees(3)	$0	$7,500	$3,000	$7,000
Total	$37,070	$146,410	$38,000	$145,910

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During the Funds’ fiscal years ended August 31, 2009 and August 31, 2010, $40,000 and $38,350 was billed, respectively, by D&T for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01I(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/08	8/31/09	9/30/09	8/31/10

Registrant(1)	$13,540	$50,270	$16,540	$57,520
Eaton Vance(2)	$325,801	$250,539	$288,889	$240,551

(1)	Includes all of the Series of the Trust.

(2)	During the fiscal years reported above, each of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust
By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President
Date: October 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: October 15, 2010

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President
Date: October 15, 2010